                               JOHN HANCOCK TRUST
                              601 Congress Street
                        Boston, Massachusetts 02210-2805

                                                                   March 8, 2006

Dear Variable Annuity and Variable Life Contract Owners:

     A Special Meeting of Shareholders of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) will be held at 601 Congress Street, Boston, Massachusetts 02210, on APRIL 25, 2006 AT 10:00 A.M., EASTERN TIME.

     At the Meeting, shareholders of the Large Cap Growth Trust, one of the separate Portfolios of the Trust (the "Acquired Portfolio"), will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan") pursuant to which the Acquired Portfolio will be combined into the Capital Appreciation Trust, another Portfolio of the Trust (the "Acquiring Portfolio").

     Under the Plan: (i) the Acquiring Portfolio will acquire all the assets, subject to all the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio; (ii) the Acquiring Portfolio shares will be distributed to the shareholders of the Acquired Portfolio; and (iii) the Acquired Portfolio will liquidate and terminate (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Portfolio will become a shareholder of the Acquiring Portfolio. The total value of all shares of the Acquiring Portfolio issued in the Reorganization will equal the total value of the net assets of the Acquired Portfolio. The number of full and fractional shares of the Acquiring Portfolio received by a shareholder of the Acquired Portfolio will be equal in value to the value of that shareholder's shares of the Acquired Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization. Holders of Series I, Series II and NAV shares of the Acquired Portfolio will receive, respectively, Series I, Series II and NAV shares of the Acquiring Portfolio. If approved by shareholders of the Acquired Portfolio, the Reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 28, 2006. All share classes of the Acquired Portfolio will vote in the aggregate and not by class with respect to the proposed Reorganization.

     The Reorganization will permit the Trust to eliminate one of its large-cap equity Portfolios, the Acquired Portfolio, in favor of another, the Acquiring Portfolio, that the Board believes will better serve the interests of shareholders. As a result of the Reorganization, shareholders whose assets are invested in the Acquired Portfolio will be able to pursue similar (although not identical) investment objectives and policies as shareholders of the Acquiring Portfolio. The Acquiring Portfolio has outperformed the Acquired Portfolio in recent years and has a lower management fee and is expected to have a lower overall expense ratio than the Acquired Portfolio. In addition, with larger post-combination assets, the Acquiring Portfolio is expected to operate more efficiently and to have improved prospects for growth.

     The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by shareholders for federal income tax purposes as a result of the Reorganization. The Acquired Portfolio and the Acquiring Portfolio will bear the expenses of the Reorganization.

                                     * * *

     Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.") (formerly, The Manufacturers Life Insurance Company (U.S.A.)), John Hancock Life Insurance Company of New York ("JHLICO New York) (formerly, The Manufacturers Life Insurance Company of New York), John Hancock Life Insurance Company ("JHLICO") and John Hancock Variable Life Insurance Company ("JHVLICO") are invested in subaccounts of separate accounts established by these companies, and each subaccount invests in shares of one of the Trust's Portfolios. You have the right to instruct JHLICO (U.S.A.), JHLICO New York, JHLICO and JHVLICO, as appropriate, how to vote the shares of the Acquired Portfolio attributable to your contract as of February 24, 2006, the record date for the Meeting. JHLICO (U.S.A.), JHLICO New York, JHLICO and JHVLICO will vote all shares of the Acquired Portfolio issued to such companies in proportion to the timely instructions received from owners of contracts participating in separate accounts registered under the Investment Company Act of 1940.

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/ Prospectus for the Trust, and a Voting Instructions Form. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

     THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY VOTED IN FAVOR OF THE PROPOSED REORGANIZATION AND RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS FOR ITS APPROVAL.

     IN ORDER FOR SHARES TO BE VOTED AT THE MEETING BASED ON YOUR INSTRUCTIONS, WE URGE YOU TO READ THE PROXY STATEMENT/PROSPECTUS AND THEN COMPLETE AND MAIL YOUR VOTING INSTRUCTIONS FORM IN THE ATTACHED POSTAGE-PAID ENVELOPE, ALLOWING SUFFICIENT TIME FOR ITS RECEIPT BY APRIL 24, 2006. TO GIVE VOTING INSTRUCTIONS BY TOUCH-TONE TELEPHONE OR VIA THE INTERNET, FOLLOW THE INSTRUCTIONS ON THE VOTING INSTRUCTIONS FORM.

     If you have any questions regarding the Reorganization, please call one of the following numbers:

For JHLICO (U.S.A.)
  variable annuity contracts:          (800) 344-1029
For JHLICO (U.S.A.)
  variable life contracts:             (800) 827-4546
For JHLICO New York
  variable annuity contracts:          (800) 551-2078
For JHLICO New York
  variable life contracts:             (888) 267-7784
For JHLICO and JHVLICO
  contracts:                           (800) 576-2227

                                        Sincerely,

                                        -s- John Danello
                                        ----------------------------------------
                                        John Danello
                                        Secretary
                                        John Hancock Trust

                               JOHN HANCOCK TRUST
                              601 Congress Street
                        Boston, Massachusetts 02210-2805

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF THE LARGE CAP GROWTH TRUST:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Large Cap Growth Trust, a separate Portfolio of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust), will be held at 601 Congress Street, Boston, Massachusetts 02210, on APRIL 25, 2006 AT 10:00 A.M., EASTERN TIME. A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice.


Proposal 1   Approval of Agreement and Plan of Reorganization (the
             "Plan") providing for the combination of the Large Cap
             Growth Trust into the Capital Appreciation Trust. (Only
             shareholders of the Large Cap Growth Trust will vote on
             the Proposal).

             Any other business that may properly come before the Meeting

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

     Approval of the Proposal will require the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" (as defined in the accompanying Proxy Statement/Prospectus) of the Large Cap Growth Trust. By approving the Plan, shareholders of the Large Cap Growth Trust will be deemed to have waived certain of the Trust's investment limitations insofar as they might be deemed to apply to the transactions contemplated by the Plan.

     Each shareholder of record at the close of business on February 24, 2006 is entitled to receive notice of and to vote at the Meeting.

                                        Sincerely yours,

                                        -s- John Danello
                                        ----------------------------------------
                                        John Danello
                                        Secretary

March 8, 2006
Boston, Massachusetts

                               JOHN HANCOCK TRUST
                              601 Congress Street
                        Boston, Massachusetts 02210-2805
                            ------------------------

                           PROXY STATEMENT/PROSPECTUS
                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 25, 2006

                         RELATING TO THE COMBINATION OF
                        THE LARGE CAP GROWTH TRUST INTO
                         THE CAPITAL APPRECIATION TRUST

     This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Trustees") of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) of proxies to be used at a Special Meeting of Shareholders of the Trust to be held at 601 Congress Street, Boston, Massachusetts 02210, on APRIL 25, 2006, AT 10:00 A.M., EASTERN TIME (the "Meeting").

     At the Meeting, shareholders of the Large Cap Growth Trust, one of the separate series or Portfolios of the Trust (the "Acquired Portfolio"), will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan") providing for the combination of the Acquired Portfolio into the Capital Appreciation Trust, another Portfolio of the Trust (the "Acquiring Portfolio").

     Under the Plan: (i) the Acquiring Portfolio will acquire all the assets, subject to all the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio; (ii) the Acquiring Portfolio shares will be distributed to the shareholders of the Acquired Portfolio; and (iii) the Acquired Portfolio will liquidate and terminate (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Portfolio will become a shareholder of the Acquiring Portfolio. The total value of all shares the Acquiring Portfolio issued in the Reorganization will equal the total value of the net assets of the Acquired Portfolio. The number of full and fractional shares of the Acquiring Portfolio received by a shareholder of the Acquired Portfolio will be equal in value to the value of that shareholder's shares of the Acquired Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization (the "Exchange Date"). Holders of Series I, Series II and NAV shares of the Acquired Portfolio will receive, respectively, Series I, Series II and NAV shares of the Acquiring Portfolio. If approved by shareholders of the Acquired Portfolio, the Reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on April 28, 2006. All share classes of the Acquired Portfolio will vote in the aggregate and not by class. The terms and conditions of the Reorganization are more fully described in this Proxy Statement/Prospectus and in the form of Agreement and Plan of Reorganization attached hereto as Appendix A.

     This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Trust's Annual and Semi-Annual Reports to Shareholders contain additional information about the investments of the Acquired and Acquiring Portfolios, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected such Portfolios during their fiscal year ended December 31, 2005. Copies of these reports may be obtained at no charge by calling the appropriate toll free number listed below.

     A Statement of Additional Information dated March 8, 2006 (the "Statement of Additional Information") relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Proxy Statement/Prospectus. Copies of this document may be obtained without charge by writing to the Trust at the address noted above or by calling the appropriate toll free number listed below. If shareholders have any questions regarding the Reorganization, please call the appropriate toll free number listed below:

     - (800) 344-1029 (JHLICO (U.S.A.) variable annuity contracts);

     - (800) 827-4546 (JHLICO (U.S.A.) variable life contracts);

     - (800) 551-2078 (JHLICO New York variable annuity contracts);

     - (888) 267-7784 (JHLICO New York variable life contracts); or

     - (800) 576-2227 (JHLICO and JHVLICO contracts).

     The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the Securities and Exchange Commission ("SEC"). Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC's EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to public info@sec.gov or by writing to the SEC's Public Reference Room.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The date of this Proxy Statement/Prospectus is March 8, 2006.

                               TABLE OF CONTENTS

                                                                   PAGE
                                                                   ----
Introduction.....................................................    1
Proposal 1    Approval of Agreement and Plan of Reorganization
              providing for the combination of the Large Cap
              Growth Trust into the Capital Appreciation Trust...    2
Information About the Reorganization.............................   12
  Agreement and Plan of Reorganization...........................   12
  Reasons for the Reorganization.................................   14
  Board Consideration of the Reorganization......................   15
  Description of Securities to Be Issued.........................   16
  Federal Income Tax Consequences................................   18
Capitalization...................................................   19
Additional Information About the Portfolios......................   20
  Rule 12b-1 Fees................................................   20
  Dividends and Distributions....................................   21
  Purchase and Redemption of Shares..............................   21
  Disruptive Short-Term Trading..................................   23
  Tax Matters....................................................   25
  Massachusetts Business Trust...................................   26
Additional Information About Investment Policies and Techniques
  and Risk Factors...............................................   27
  Risks of Investing in Certain Types of Securities..............   27
  Hedging and Other Strategic Transactions.......................   34
  Additional Investment Policies.................................   36
Voting Information...............................................   39
Outstanding Shares and Share Ownership...........................   42
Financial Statements.............................................   43
Legal Matters....................................................   44
Other Information................................................   44
Appendix A    Form of Agreement and Plan of Reorganization.......  A-1
Appendix B    Additional Information About Portfolio
              Performance........................................  B-1
Appendix C    Financial Highlights...............................  C-1

                                  INTRODUCTION

     This Proxy Statement/Prospectus/is furnished in connection with the solicitation by the Trust's Board of Trustees of proxies to be used at a Special Meeting of Shareholders of the Trust to be held at 601 Congress Street, Boston, Massachusetts 02210, on APRIL 25, 2006, AT 10:00 A.M., EASTERN TIME (the "Meeting"). Pursuant to the Trust's Agreement and Declaration of Trust, the Board has designated February 24, 2006 as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record at the close of business on February 24, 2006 are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of the Trust held.

     THE TRUST. The Trust is a Massachusetts business trust which is a no-load open-end investment company, commonly known as a mutual fund, registered under the 1940 Act. The Trust currently offers 94 separate series (each a "Portfolio"), including the Acquired and the Acquiring Portfolios. The Trust does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts ("contracts"), certain entities affiliated with the insurance companies and trustees of qualified pension and retirement plans ("qualified plans"). See "Voting Information" and "Ownership of Shares of the Portfolios" below.

     INVESTMENT MANAGEMENT. John Hancock Investment Management Services, LLC ("JHIMS") (formerly, Manufacturers Securities Services, LLC) serves as investment adviser for the Trust and for each Portfolio that has an adviser, including the Acquired and Acquiring Portfolios. As adviser, JHIMS administers the business and affairs of the Trust and retains and compensates subadvisers which manage the investment and reinvestment of the assets of the Portfolios. In this connection, JHIMS (i) monitors the compliance of the subadvisers with the investment objectives and policies of the Portfolios, (ii) reviews the performance of the subadvisers and (iii) reports periodically on such performance to the Board. JHIMS is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The subadvisers to the Acquired and Acquiring Portfolios are also registered as investment advisers under the Advisers Act.

     The ultimate parent entity of JHIMS is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the United States.

                                   PROPOSAL 1

         APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
                 THE COMBINATION OF THE LARGE CAP GROWTH TRUST
                      INTO THE CAPITAL APPRECIATION TRUST

                         OVERVIEW OF THE REORGANIZATION

     Acting by written consent dated as of February 21, 2006, the Board of Trustees, including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved an Agreement and Plan of Reorganization (the "Plan") providing for the combination of the Acquired Portfolio into the Acquiring Portfolio. The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio; (ii) the distribution to shareholders of the Acquired Portfolio of the Acquiring Portfolio shares; and (ii) the liquidation and termination of the Acquired Portfolio.

     As a result of the Reorganization, each shareholder of the Acquired Portfolio will become a shareholder of the Acquiring Portfolio. In the Reorganization, the Acquiring Portfolio will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Portfolio, and each shareholder of the Acquired Portfolio will receive a number of full and fractional shares of the Acquiring Portfolio with a total value equal to the total value of that shareholder's shares of the Acquired Portfolio, as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization (the "Exchange Date"). Holders of Series I, Series II and NAV shares of the Acquired Portfolio will receive, respectively, Series I, Series II and NAV shares of the Acquiring Portfolio.

     As a result of the Reorganization, shareholders whose assets are invested in the Acquired Portfolio will be able to pursue similar (although not identical) investment objectives and policies as shareholders of the Acquiring Portfolio. The Acquiring Portfolio has outperformed the Acquired Portfolio in recent years and has a lower management fee and is expected to have a lower overall expense ratio than the Acquired Portfolio. In addition, with larger post-combination assets, the Acquiring Portfolio is expected to operate more efficiently and to have improved prospects for growth. The factors that the Board considered in deciding to approve the Reorganization are discussed below under "Information About the Reorganization -- Board Consideration of the Reorganization."

     No gain or loss will be recognized by the Acquired Portfolio, Acquiring Portfolio or shareholders of the Acquired Portfolio for federal income tax purposes as a result of the Reorganization. See "Information About the Reorganization -- Federal Income Tax Consequences."

     The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See "Additional Information About the Portfolios -- Purchase and Redemption of Shares."

     Shareholders will not incur directly any fee in connection with the Reorganization. However, the expenses of the Reorganization will be borne by the Acquired and Acquiring Portfolios and will be allocated between them on the basis of their relative net assets as of December 31, 2005. Shareholders of (and contract owners participating in) these Portfolios will therefore bear indirectly their proportionate shares of such expenses. If the Reorganization is not consummated, the expenses of the Reorganization will be paid by JHIMS.

                COMPARISON OF ACQUIRED AND ACQUIRING PORTFOLIOS

                                LARGE CAP GROWTH TRUST      CAPITAL APPRECIATION TRUST
                                 (ACQUIRED PORTFOLIO)          (ACQUIRING PORTFOLIO)
                                ----------------------      --------------------------
APPROXIMATE NET ASSETS AS OF  $589,385,000                  $306,177,829
  12/31/05 (UNAUDITED):

INVESTMENT ADVISER:           JHIMS                         JHIMS

INVESTMENT SUBADVISER AND     Fidelity Management &         Jennison Associates, LLC
PORTFOLIO MANAGER(S):         Research Company ("FMR")      ("Jennison")

                              Portfolio manager:            Portfolio managers:
                              -- Joseph Dey (since May      -- Michael A. Del Balso
                              2005)                         (since 2000)
                              Vice President; joined FMR    Executive Vice President;
                              in 1985                       joined Jennison in 1972
                                                            -- Spiros Segalas (since
                                                            2000)
                                                            Director, President and
                                                            Chief Investment Officer; a
                                                            founding member of Jennison
                                                            in 1969
                                                            -- Kathleen A. McCarragher
                                                            (since 2000) Executive Vice
                                                            President; joined Jennison
                                                            in 1998

INVESTMENT OBJECTIVE:         Both Portfolios seek long-term growth of capital.

PRINCIPAL INVESTMENT          The Portfolio normally        The Portfolio invests at
STRATEGY:                     invests at least 80% of its   least 65% of its total
                              assets in securities          assets in equity-related
                              (primarily common stocks)     securities of companies
                              of companies with large       that exceed $1 billion in
                              market capitalizations        market

                                LARGE CAP GROWTH TRUST      CAPITAL APPRECIATION TRUST
                                 (ACQUIRED PORTFOLIO)          (ACQUIRING PORTFOLIO)
                                ----------------------      --------------------------
                              (similar to those of          capitalization and that
                              companies in the S&P 500      Jennison believes have
                              Index ($665 million to        above- average growth
                              $370.34 billion as of         prospects. These companies
                              December 31, 2005) or the     are generally medium- to
                              Russell 1000 Index ($594      large-capitalization
                              million to $378.84 billion    companies.
                              as of December 31, 2005))
                              at the time of purchase.      Equity and equity related
                              Companies whose               securities include, in
                              capitalizations are below     addition to common stocks,
                              this level after purchase     nonconvertible preferred
                              continue to be considered     stock and convertible
                              to have large market          securities: (i) American
                              capitalizations for           Depository Receipts (ADRs);
                              purposes of the 80% policy.   (ii) warrants and rights
                              The size of the companies     that can be exercised to
                              in each index changes with    obtain stock; (iii)
                              market conditions and the     investments in various
                              composition of each index.    types of business ventures,
                                                            including partnerships and
                              In managing the Portfolio,    joint ventures; (iv) real
                              FMR is not constrained by     estate investment trusts
                              any particular investment     (REITs) and similar
                              style. At any given time,     securities.
                              FMR may tend to buy
                              "growth" stocks or "value"    In managing the Portfolio,
                              stocks, or a combination of   Jennison seeks to identify
                              both types. In buying and     companies that show
                              selling securities for the    superior absolute and
                              portfolio, FMR relies on      relative earnings growth
                              fundamental analysis of       and also are attractively
                              each issuer and its           valued. Jennison looks for
                              potential for success in      companies that experience
                              light of its current          some or all of the
                              financial condition and       following: (i)
                              industry position and         above-average revenue and
                              economic and market           earnings per share growth;
                              conditions. Factors           (ii) strong market
                              considered include growth     position; (iii) improving
                              potential, earnings           profitability and
                              estimates and management.     distinctive attributes such
                                                            as unique marketing
                                                            ability; (iv) strong
                                                            research and development
                                                            and productive new product
                                                            flow; and (v) financial
                                                            strength. Such companies
                                                            generally trade at high
                                                            prices relative to their
                                                            current earnings. Earnings
                                                            predictability and
                                                            confidence in earnings
                                                            forecasts are important
                                                            parts of the selection
                                                            process.
                                                            The Portfolio historically
                                                            has invested in securities
                                                            which are more volatile
                                                            than the S&P 500 Index.
                                                            Companies that have an
                                                            earnings growth rate

                                LARGE CAP GROWTH TRUST      CAPITAL APPRECIATION TRUST
                                 (ACQUIRED PORTFOLIO)          (ACQUIRING PORTFOLIO)
                                ----------------------      --------------------------
                                                            higher than that of the
                                                            average S&P 500 company
                                                            tend to reinvest rather
                                                            than distribute their
                                                            earnings. Therefore, the
                                                            Portfolio is not likely to
                                                            receive significant
                                                            dividend income on its
                                                            Portfolio securities.
                                                            The Portfolio may invest up
                                                            to 35% of its total assets
                                                            in equity-related
                                                            securities of companies
                                                            that are undergoing changes
                                                            in management or product,
                                                            or changes in marketing
                                                            dynamics, that have not yet
                                                            been reflected in reported
                                                            earnings (but are expected
                                                            to affect earnings in the
                                                            intermediate term). These
                                                            securities are often not
                                                            widely known and favorably
                                                            valued.

OTHER INVESTMENT STRATEGIES:  The Portfolio may invest in   The Portfolio may invest up
                              securities of foreign         to 20% of its total assets
                              issuers in addition to        in foreign securities (for
                              securities of domestic        purposes of this limit,
                              issuers.                      ADRs and other similar
                                                            receipts or shares are not
                              Although the Portfolio        considered to be foreign
                              invests principally in        securities.)
                              common stocks and other
                              equity securities, it may     Although the Portfolio
                              also invest in (i) U.S.       invests principally in
                              government securities         common stocks and other
                              issued or guaranteed by the   equity securities, it may
                              U.S. government or by an      also invest in: (i) U.S.
                              agency or instrumentality     government securities
                              of the U.S. government; and   issued or guaranteed by the
                              (ii) repurchase agreements.   U.S. government or by an
                                                            agency or instrumentality
                              FMR may use various           of the U.S. government;
                              techniques, such as buying    (ii) mortgage-related
                              and selling futures           securities issued or
                              contracts and exchange        guaranteed by U.S.
                              traded funds (ETFs), to       governmental entities,
                              increase or decrease the      including collateralized
                              portfolio's exposure to       mortgage obligations,
                              changing security prices or   multi- class pass through
                              other factors that affect     securities and stripped
                              security values. If FMR's     mortgage backed securities;
                              strategies do not work as     (iii) fixed-income
                              intended, the portfolio may   securities rated
                              not achieve its objective.    investment- grade (Baa or
                                                            higher by Moody's Investor
                                                            Service, Inc. or BBB or
                                                            higher by Standard & Poor's
                                                            Ratings Group or the
                                                            equivalent rating by
                                                            another rating service),

                                LARGE CAP GROWTH TRUST      CAPITAL APPRECIATION TRUST
                                 (ACQUIRED PORTFOLIO)          (ACQUIRING PORTFOLIO)
                                ----------------------      --------------------------
                                                            which include corporate
                                                            debt and other debt
                                                            obligations of the U.S. and
                                                            foreign issuers, or
                                                            obligations that are not
                                                            rated but that Jennison
                                                            believes are of comparable
                                                            quality; and (iv)
                                                            repurchase agreements.

HEDGING AND OTHER             The Portfolio is authorized   The Portfolio is authorized
STRATEGIES:                   to use various hedging        to use various hedging
                              strategies, including         strategies, including
                              exchange-listed and           exchange-listed and
                              over-the-counter put and      over-the-counter put and
                              call options on securities,   call options on securities,
                              financial futures contracts   financial futures contracts
                              and fixed-income indices      and fixed- income indices
                              and other financial           and other financial
                              instruments, financial        instruments, financial
                              futures contracts, interest   futures contracts, interest
                              rate transactions and         rate transactions and
                              currency transactions.        currency transactions.

TEMPORARY DEFENSIVE           The Portfolio reserves the    In abnormal market
INVESTING:                    right to invest without       conditions, the Portfolio
                              limitation in preferred       may take temporary
                              stocks and investment-grade   defensive measures -- such
                              debt instruments for          as holding large amounts of
                              temporary, defensive          cash and cash
                              purposes. To the extent the   equivalents -- that are
                              Portfolio is in a defensive   inconsistent with the
                              position, its ability to      Portfolio's primary
                              achieve its investment        investment strategy. In
                              objective will be limited.    taking those measures, the
                                                            Portfolio may not achieve
                                                            its investment goal.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives, policies and risks of the Acquired and Acquiring Portfolios are broadly similar since both Portfolios seek long-term growth of capital by investing primarily in equity securities of large-capitalization companies and both may invest in foreign securities. (It should be noted that, based on the capitalization ranges stated above, there is a very substantial overlap between the "large market capitalization" companies in which the Acquired Portfolio primarily invests and the "medium- to large-capitalization" companies in which the Acquiring Portfolio primarily invests; for this reason and for purposes of this comparison, both Portfolios are considered to invest primarily in "large capitalization" companies).

     The two Portfolios differ primarily in that: the Acquiring Portfolio invests at least 65% of its assets, compared to 80% for the Acquired Portfolio, in large capitalization companies; the Acquiring Portfolio limits to 20% of its total assets its investments in foreign securities while the Acquired Portfolio may invest without limit in foreign securities; and, although both Portfolios may pursue both "growth" and "value" investment strategies, the Acquiring Portfolio emphasizes that it may invest up to 35% of its total assets in securities that are not favorably valued of companies that are undergoing changes in management, product or marketing dynamics. In addition, the Acquiring Portfolio, in contrast to the Acquired Portfolio, may invest in fixed-income securities (in addition to the U.S. government securities in which both Portfolios may invest) and mortgage-backed securities.

     The investment objective of each Portfolio may be changed by the Board without shareholder approval.

     The various hedging strategies available to the Portfolios are described below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Hedging and Other Strategic Transactions."

     For a comparison of the principal risks of investing in the Acquired and Acquiring Portfolios, see "Comparison of Principal Investment Risks" below.

                      FEES AND EXPENSES OF THE PORTFOLIOS

     The following table sets forth the ratios of expenses to average net assets of the Series I, Series II and NAV shares of each of the Acquired and Acquiring Portfolios for the year ended December 31, 2005, and the pro forma expense ratios of the Series I, Series II and NAV shares of the Acquiring Portfolio assuming that the Reorganization had occurred at the commencement of the year ended December 31, 2005, and based upon the fee arrangements that will be in place upon the consummation of the Reorganization. The expense ratios and examples below do not reflect the fees and expenses of any variable insurance contract that may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
           (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS) (UNAUDITED)

                                                                                        CAPITAL APPRECIATION TRUST
                              LARGE CAP GROWTH TRUST     CAPITAL APPRECIATION TRUST        (ACQUIRING PORTFOLIO)
                               (ACQUIRED PORTFOLIO)         (ACQUIRING PORTFOLIO)               (PRO FORMA)
                             ------------------------    ---------------------------    ---------------------------
                             SERIES    SERIES            SERIES     SERIES              SERIES     SERIES
                               I         II      NAV        I         II        NAV        I         II        NAV
                             ------    ------    ----    -------    -------    -----    -------    -------    -----
MANAGEMENT FEE(1)..........   0.82%     0.82%    0.82%    0.81%      0.81%     0.81%     0.82%      0.82%     0.82%
12B-1 FEES(1)..............   0.08%     0.28%     --      0.10%      0.30%       --      0.05%      0.25%       --
OTHER EXPENSES.............   0.07%     0.07%    0.07%    0.06%      0.06%     0.06%     0.05%      0.05%     0.05%
TOTAL FUND ANNUAL
 EXPENSES..................   0.97%     1.17%    0.89%    0.97%      1.17%     0.87%     0.92%      1.12%     0.87%

---------------

(1) Effective May 1, 2005 both Portfolios had an increase of 0.10% in management fees and a corresponding decrease of 0.10% in Rule 12b-1 fees. Consequently, the non-pro forma 2005 figures for management and Rule 12b-1 fees shown in the table represent blended fee rates. The current management fee rates for the Portfolios are stated below under "Investment Management Fees/ Subadvisory Arrangements." The current Rule 12b-1 fee rates for the Portfolios, which will also be in effect for the Acquiring Portfolio following the Reorganization, are 0.05% for Series I shares and 0.25% for Series II shares.

     EXAMPLES: The following examples (unaudited) are intended to help shareholders compare the costs of investing in the Series I, Series II and NAV shares of the Acquired and Acquiring Portfolios. The examples assume that a shareholder invests $10,000 in the particular Portfolio for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder's investment has a 5% return each year and that each Portfolio's operating expense levels remain the same as those set forth in the expense table above. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING PORTFOLIO. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                                                               CAPITAL APPRECIATION TRUST
                           LARGE CAP GROWTH TRUST           CAPITAL APPRECIATION TRUST            (ACQUIRING PORTFOLIO)
                            (ACQUIRED PORTFOLIO)               (ACQUIRING PORTFOLIO)                   (PRO FORMA)
                       -------------------------------    -------------------------------    -------------------------------
                       SERIES I    SERIES II     NAV      SERIES I    SERIES II     NAV      SERIES I    SERIES II     NAV
                       --------    ---------    ------    --------    ---------    ------    --------    ---------    ------
ONE YEAR.............   $   99      $  119      $   91     $   99      $  119      $   89     $   94      $  114      $   89
THREE YEARS..........      309         372         284        309         372         278        293         356         278
FIVE YEARS...........      536         644         493        536         644         482        509         617         482
TEN YEARS............    1,190       1,420       1,096      1,190       1,420       1,073      1,131       1,363       1,073

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Portfolios. Since both Portfolios seek long-term growth of capital by investing primarily in equity securities of large-capitalization companies and both may invest in foreign securities, they have similar risks. The primary risks include:

EQUITY SECURITIES RISK:        Stock markets are volatile. The price of equity
                               securities will fluctuate and can decline and reduce
                               the value of a Portfolio. The value of equity
                               securities purchased by the Portfolios could decline if
                               the financial condition of the companies in which they
                               invest decline or if overall market and economic
                               conditions deteriorate. Smaller large capitalization or
                               medium capitalization companies may have greater risk
                               than larger capitalization companies due to narrow
                               product lines, limited financial resources or limited
                               trading markets for their securities.

FOREIGN SECURITIES RISK:       Both Portfolios may invest in foreign securities which
                               involve special risks, including: limited government
                               regulation (including less stringent investor
                               protection and disclosure standards), exposure to
                               possible economic, political and social instability,
                               foreign currency rate fluctuations, foreign ownership
                               limits and restrictions on removing currency.

INVESTMENT CATEGORY RISK:      The returns of a Portfolio's specific equity investment
                               category may lag the return of the overall stock
                               market. Thus, the "large cap" approach of both
                               Portfolios carries the risk that in certain markets
                               large cap stocks will underperform small or medium cap
                               stocks.

GROWTH INVESTING RISK:         Both Portfolios may invest in "growth" stocks. Because
                               growth securities typically do not make dividend
                               payments to shareholders, investment returns are based
                               on capital appreciation, making returns more dependent
                               on market increases and decreases. Growth stocks may
                               therefore be more volatile than non-growth stocks.

VALUE INVESTING RISK:          Both Portfolios may invest in "value" stocks.
                               Investments in value stocks carry the risk that the
                               market will not recognize a security's intrinsic value
                               for a long time or that a stock believed to be
                               undervalued may actually be appropriately priced.

DERIVATIVES RISK:              Both Portfolios may use certain derivative instruments
                               (such as options, futures and swaps) which could
                               produce disproportionate gains or losses. Derivatives
                               are generally considered more risky than direct
                               investments and, in a down market, could become harder
                               to value or sell at a fair price.

ACTIVE MANAGEMENT RISK:        Both Portfolios are actively managed by their
                               subadvisers. If a subadviser's investment strategies do
                               not perform as expected, the Portfolio could
                               underperform other mutual funds with similar investment
                               objectives or lose money.

     The primary risks of investing in the Acquired and Acquiring Portfolios differ in that: the Acquired Portfolio may invest a higher percentage of its assets than the Acquiring Portfolio (limited to 20%) in foreign securities and thus may have greater exposure to foreign securities risk; and the Acquiring Portfolio may invest in fixed-income securities (in addition to the U.S. government securities in which both Portfolios may invest) and thus may have greater exposure to the interest rate and credit quality risks of fixed-income securities. In addition, to the extent the Acquiring Portfolio invests in mortgage-backed securities, it may have exposure to prepayment risk; prepayments of underlying mortgages result in a loss of anticipated interest payments and all or part of any premiums paid for the securities.

     These and other risks associated with an investment in the Acquired or Acquiring Portfolio are more fully described below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities." The risks of investing in derivatives are more fully described below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Hedging and Other Strategic Transactions."

              INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

     Under the Trust's investment advisory agreements with respect to the Acquired and Acquiring Portfolios, each pays the investment adviser, JHIMS, a management fee which is computed separately for the Portfolio. The fee for each Portfolio is accrued and paid daily and is determined by applying the daily equivalent of an annual fee rate to the net assets of the Portfolio. The annual fee rate is calculated each day by applying the annual percentage rates in the table below to the indicated portions of Aggregate Net Assets of the Portfolio and dividing the sum so determined by Aggregate Net Assets. As described in the notes to the table, for each Portfolio "Aggregate Net Assets" includes the net assets of the Portfolio and the net assets of a corresponding series or fund of John Hancock Funds II ("JHF II") that is managed by the same subadviser (but only for the period during which the subadviser to the Portfolio also serves as the subadviser to the JHF II fund).

   INVESTMENT MANAGEMENT FEES (AS A PERCENTAGE OF AGGREGATE NET ASSETS)(1)(2)

LARGE CAP GROWTH TRUST(1)                    CAPITAL APPRECIATION TRUST(2)
(ACQUIRED PORTFOLIO)                             (ACQUIRING PORTFOLIO)
-------------------------                --------------------------------------
0.850% of the first $750 million; and    0.850% of the first $300 million; and
0.800% of the excess over $750           0.800% of the excess over $300
million.                                 million.

---------------

(1) The Aggregate Net Assets of the Large Cap Growth Trust include the net assets of that Portfolio and the net assets of the Large Cap Growth Fund of JHF II. The JHF II Large Cap Growth Fund has not yet commenced operations and is not expected to commence operations if shareholders of the Acquired Portfolio approve the Reorganization.

(2) The Aggregate Net Assets of the Capital Appreciation Trust include the net assets of that Portfolio and the net assets of the Capital Appreciation Fund of JHF II. The JHF II Capital Appreciation Fund commenced operations in October 2005.

     Pursuant to a subadvisory agreement with JHIMS, FMR serves as the subadviser to the Acquired Portfolio and is responsible for managing the investment and reinvestment of its assets. FMR's ultimate parent company is FMR Corp., whose offices are located at 82 Devonshire Street, Boston, Massachusetts

02109. As compensation for its services, FMR receives a subadvisory fee from JHIMS which is determined by applying to the net assets of the Acquired Portfolio an annual percentage rate which is determined in a manner similar to that used for the advisory fee as described above. This subadvisory fee is paid by JHIMS out of the management fee it receives for the Acquired Portfolio and is not an additional charge to the Acquired Portfolio.

     Pursuant to a subadvisory agreement with JHIMS, Jennison serves as the subadviser to the Acquiring Portfolio and is responsible for managing the investment and reinvestment of its assets. Jennison, with offices at 466 Lexington Avenue, New York, New York 10017, is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As compensation for its services, Jennison receives a subadvisory fee from JHIMS which is determined by applying to the net assets of the Acquiring Portfolio an annual percentage rate which is determined in a manner similar to that used for the advisory fee as described above. This subadvisory fee is paid by JHIMS out of the management fee it receives for the Acquiring Portfolio and is not an additional charge to the Acquired Portfolio.

     A discussion of the basis of Board of Trustees' approval of the advisory and subadvisory agreements with respect to the Acquired and Acquiring Portfolios is available in the Trust's Semi-Annual Report to shareholders for the six-month period ended June 30, 2005.

                                  PERFORMANCE

     The following table shows, for the indicated periods ended December 31, 2005, the annualized total return (unaudited) of the Series I, Series II and NAV shares of each of the Acquired and Acquiring Portfolios. The performance information in the table does not reflect fees and expenses of any variable contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. Additional information about the performance of the Acquired and Acquiring Portfolios is included in Appendix B hereto ("Additional Information About Portfolio Performance").

                                                                 TEN YEAR
                                            ONE      FIVE      OR (SHORTER)      DATE FIRST
PORTFOLIO                                   YEAR     YEAR    LIFE OF PORTFOLIO   AVAILABLE
---------                                  ------   ------   -----------------   ----------
LARGE CAP GROWTH TRUST (ACQUIRED
  PORTFOLIO)
    -- Series I                             0.24%   -3.29%         3.83%         08/03/1989
    -- Series II(1)                        -0.02%   -3.41%         3.77%         01/28/2002
    -- NAV(2)                               0.34%   -3.27%         3.85%         04/29/2005
CAPITAL APPRECIATION TRUST (ACQUIRING
  PORTFOLIO)
    -- Series I                            13.99%   -1.80%        -4.19%         11/01/2000
    -- Series II(1)                        13.70%   -1.91%        -4.30%         01/28/2002
    -- NAV(2)                              14.12%   -1.77%        -4.17%         04/29/2005

---------------

(1) The Series II shares of each Portfolio were first offered January 28, 2002. For periods prior to that date, the performance shown reflects the performance of Series I shares which have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected the higher Series II share expenses, performance would be lower.

(2) The NAV shares of each Portfolio were first offered April 29, 2005. For periods prior to that date, the performance shown reflects the performance of Series I shares which have higher expenses than NAV shares. Had the performance for periods prior to April 29, 2005 reflected the lower NAV share expenses, performance would be higher.

                      INFORMATION ABOUT THE REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

     The following summary of the Plan is qualified in its entirety by reference to the form of the Plan attached to this Proxy Statement/Prospectus as Appendix
A. The Plan provides that the Acquiring Portfolio will acquire all of the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio. Subject to the satisfaction of the conditions described below, such acquisition will take place as of the close of regularly scheduled trading on the New York Stock Exchange on April 28, 2006 or on such later date as may be determined by the Trust (the "Exchange Date"). The net asset value per share of each class of shares of the Acquired Portfolio and the Acquiring Portfolio will be determined by dividing each Portfolio's assets, less liabilities, attributable to that share class, by the total number of outstanding shares of that class. The assets of each Portfolio will be valued in accordance with the valuation practices of that Portfolio. See "Additional Information About the Portfolios -- Purchase and Redemption of Shares (Calculation of Net Asset Value)" below.

     The number of full and fractional shares of the Acquiring Portfolio received by a shareholder of the Acquired Portfolio will be equal in value to the value of that shareholder's full and fractional shares of the Acquired Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange on the Exchange Date (the "Effective Time"). The Acquired Portfolio will liquidate and distribute pro rata to its shareholders of record as of the Effective Time the shares of the Acquiring Portfolio received by the Acquired Portfolio in the Reorganization. The holders of Series I, Series II and NAV shares of the Acquired Portfolio will receive, respectively, Series I, Series II and NAV shares of the Acquiring Portfolio. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Acquiring Portfolio in the names of the shareholders of the Acquired Portfolio, each account representing the respective pro rata number of shares of the Acquiring Portfolio due the shareholder. After such distribution, the Trust will take all necessary steps under Massachusetts law, the Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of the Acquired Portfolio.

     The Board has determined, with respect to the Acquired and Acquiring Portfolios, that the interests of shareholders and of contract owners whose contract values are invested in shares of such Portfolios ("contract owners") will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of such Portfolios and such shareholders and contract owners.

     Certain of the existing investment limitations of the Acquired Portfolio that require shareholder approval for amendment prohibit the Acquired Portfolio from engaging in activities such as investing more than a stated percentage of its assets in an issuer's securities. By approving the Plan, the shareholders of the Acquired Portfolio will be deemed to have agreed to waive any such limitations solely insofar as they might be deemed to apply to the Reorganization.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including that the affirmative vote of the holders of at least a Majority of the Outstanding Voting Securities (as defined under "Voting Information" below) of the Acquired Portfolio entitled to vote approve the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time of the Reorganization, before or after approval by the shareholders of the Acquired Portfolio, by the Trust on behalf of either or both of the Acquired and Acquiring Portfolios if (i) any material condition or covenant set forth in the Plan has not been fulfilled or waived by the Trust on behalf of the party entitled to its benefit, or (ii) there has been a material breach or default by the other party or (iii) the Board determines that proceeding with the Reorganization is not in the best interests of the Acquired or Acquiring Portfolio (or both) or their respective shareholders or contract owners, or (iv) for any other reason. The Plan provides that Trust on behalf of the Acquired or Acquiring Portfolio may waive compliance with any of the covenants or conditions made therein for the benefit of the other Portfolio, except for certain conditions regarding the receipt of regulatory approvals.

     The expenses of the Reorganization (other than registration fees payable for the registration of shares of the Acquiring Portfolio in connection with the Reorganization, which will be payable by the Acquiring Portfolio) will be borne by the Acquired Portfolio and the Acquiring Portfolio and will be allocated between the Portfolios on the basis of their relative net assets as of December 31, 2005. If the Reorganization is not consummated, the expenses of the Reorganization will be paid by JHIMS. See "Voting Information" below.

     Shareholders of the Acquired Portfolio will receive Series I, Series II or NAV shares of the Acquiring Portfolio in accordance with the procedures provided for in the Plan as described above. Each such share will be fully paid and non-assessable when issued (except as noted under "Additional Information About the Portfolios -- Massachusetts Business Trust") and transferable without restrictions and will have no preemptive or conversion rights.

     If the Plan is not approved by the shareholders of the Acquired Portfolio or is not consummated for any other reason, the Board will consider other possible courses of action. THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS APPROVE THE PLAN UNDER PROPOSAL 1.

                         REASONS FOR THE REORGANIZATION

     The Reorganization will permit the Trust to eliminate one of its large-cap equity Portfolios, the Acquired Portfolio, in favor of another, the Acquiring Portfolio, that the Board believes will better serve the interests of shareholders. As a result of the Reorganization, shareholders whose assets are invested in the Acquired Portfolio will be able to pursue similar (although not identical) investment objectives and policies as shareholders of the Acquiring Portfolio. The Acquiring Portfolio has outperformed the Acquired Portfolio in recent years and has a lower management fee and is expected to have a lower overall expense ratio than the Acquired Fund. In addition, with larger post-combination assets, the Acquiring Portfolio is expected to operate more efficiently and to have improved prospects for growth.

                   BOARD CONSIDERATION OF THE REORGANIZATION

     The Board of Trustees, including the Independent Trustees, considered the Reorganization at its meeting held on December 12-13, 2005, and the Trustees thereafter reviewed information and materials regarding the Reorganization in January and February, 2006. Such information and materials were presented or prepared by, among others, JHIMS. The Board was assisted by legal counsel, and the Independent Trustees were assisted by independent legal counsel, in their review of the Reorganization. In reaching its decision, taken by written consent dated as of February 21, 2006, to recommend approval of the Reorganization, the Board concluded that the participation of the Acquired and Acquiring Portfolios in the Reorganization is in the best interests of each such Portfolio, as well as the best interests of shareholders of and contract owners whose contract values are invested in shares of the Acquired and Acquiring Portfolios, and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization.

     In determining whether to approve the Reorganization and recommend its approval to shareholders, the Board made inquiry into a number of matters and considered the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Portfolios; (2) the comparative current and historical performance of the Acquired and Acquiring Portfolios; (3) any advantages to shareholders of the Acquired Portfolio of investing in a larger post-combination asset pool with potentially greater diversification, and the possible benefits of such a larger asset base to portfolio management of the Acquiring Portfolio; (4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Portfolios; (5) the expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Portfolios; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by, FMR and Jennison as the respective subadvisers to the Acquired and Acquiring Portfolios; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder or contract owner interests; (8) any direct and indirect costs to be incurred by the Acquired and Acquiring Portfolios as a result of the Reorganization; (9) any direct or indirect benefits to JHIMS or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization; and (11) possible alternatives to the Reorganization.

     The Board's decision to recommend approval of the Reorganization was based on a number of factors, including the following:

     1. The investment objectives, policies and risks of the Acquiring Portfolio are similar (although not identical) to those of the Acquired Portfolio, and their combination will afford shareholders of the Acquired Portfolio substantial continuity of investment objectives and expectations;

     2. Jennison, as subadviser to the Acquiring Portfolio, may be expected to provide investment advisory services and personnel of at least the same quality as those provided by FMR, the subadviser to the Acquired Portfolio;

     3. Although the Acquired Portfolio, which commenced operations in 1989, has a longer operating history than the Acquiring Portfolio which commenced operations in 2000, the Acquiring Portfolio has outperformed the Acquired Portfolio in recent years;

     4. The Acquiring Portfolio has a lower management fee and is expected to have lower overall expenses that the Acquired Portfolio;

     5. The shareholders of the Acquired Portfolio, as a result of its combination with the Acquiring Portfolio, may expect to benefit from:
        (i) an immediately larger asset base to defray costs and enable greater flexibility in portfolio management and greater diversification in investments; and (ii) more efficient management and lower overall expenses on an ongoing basis;

     6. The combination of the Acquired Portfolio into the Acquiring Portfolio will not result in any dilution of shareholder or contract owner values; and

     7. The Reorganization has been structured as a tax-free reorganization.

                   DESCRIPTION OF THE SECURITIES TO BE ISSUED

     The Trust has an unlimited number of authorized shares of beneficial interest, par value $0.01 per share. These authorized shares may be divided into series (the "Portfolios") and classes thereof. The Declaration of Trust authorizes the Board, without shareholder approval, to issue shares in different series, to create new series, to name the rights and preferences of the shareholders of each of the series, to approve mergers of series (to the extent consistent with applicable laws and regulations) and to designate a class of shares of a series as a separate series.

     The Acquired and Acquiring Portfolios are separate series or Portfolios of the Trust. The shares of the Trust may be issued in five classes: Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares); Series III shares, Series IIIA shares and NAV shares. Not all Trust Portfolios are currently authorized to or offer all classes of shares, and additional classes may be offered in the future. Currently, each of the Acquired and Acquiring Portfolios has only Series I, Series II and NAV shares issued and outstanding. The Acquiring Portfolio will issue Series I, Series II and NAV shares in connection with the Reorganization. Each such share, when issued, will be fully paid and non-assessable (except as noted below under "Additional Information About the Portfolios -- Massachusetts Business Trust"). Series I shares, Series II shares and NAV shares may not be converted into shares of any other class.

     The Series I, Series II and NAV shares of the Acquired and Acquiring Portfolios are the same except for differences in class expenses, including different Rule 12b-1 fees for the Series I and Series II shares (see "Rule 12b-1 Fees" below), and, as described below, voting rights.

     All shares of each Portfolio have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and upon liquidation in the net assets of the Portfolio remaining after satisfaction of outstanding liabilities. Fractional shares have proportionate fractional rights to full shares. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets or accrued liabilities that are not clearly allocable to a particular Portfolio will be allocated in the manner determined by the Board of Trustees.

     The expenses of each Portfolio of the Trust are borne by its Series I, Series II, Series III, Series IIIA and NAV shares (as applicable) based on the net assets of the Portfolio attributable to shares of each class. Notwithstanding the foregoing, "class expenses" are allocated to each class. "Class expenses" for each Portfolio include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses which JHIMS as investment adviser to each Portfolio determines are properly allocable to a particular class. JHIMS will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. JHIMS' determination is subject to ratification or approval by the Board. The kinds of expenses that JHIMS may determine are properly allocable to a particular class include the following:
(i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies;
(ii) professional fees relating solely to such class; (iii) Trustees' fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

                        FEDERAL INCOME TAX CONSEQUENCES

     As a condition to the consummation of the Reorganization, the Trust will have received an opinion from Dykema Gossett PLLC, tax counsel to the Trust in connection with the Reorganization, to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code") with respect to the Acquired and Acquiring Portfolios; (2) no gain or loss will be recognized by the Acquired or the Acquiring Portfolio upon the transfer of all of the assets and liabilities, if any, of the Acquired Portfolio to the Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio;
(3) no gain or loss will be recognized by shareholders of the Acquired Portfolio upon the exchange of such Portfolio's shares solely for shares of the Acquiring Portfolio; (4) the holding period and tax basis of the shares of the Acquiring Portfolio received by each holder of shares of the Acquired Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Portfolio held by the shareholder (provided the shares of the Acquired Portfolio were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Portfolio acquired by the Acquiring Portfolio will be the same as the holding period and tax basis of those assets to the Acquired Portfolio immediately prior to the Reorganization.

     Capital Loss Carryforwards. As of December 31, 2005, the Acquired Portfolio had capital loss carryforwards in the approximate amount of $495,968,000. After the Reorganization, these losses will be available to the Acquiring Portfolio to offset its capital gains, although the amount of offsetting losses available in any given year may be limited. As a result of this limitation, the Acquiring Portfolio may not be able to use these losses as rapidly as the Acquired Portfolio might have, and part of these losses may not be useable at all. The ability of the Acquiring Portfolio to use the accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. After the Reorganization, the benefits of any capital loss carryforward of the Acquired Portfolio will inure to the benefit of all the shareholders of the Acquiring Portfolio.

                                 CAPITALIZATION

     The following table shows as of December 31, 2005 (unaudited): (1) the capitalization of the Acquired Portfolio; (2) the capitalization of the Acquiring Portfolio; and (3) the pro forma combined capitalization of the Acquiring Portfolio as if the Reorganization had occurred as of that date. As of December 31, 2005, as indicated in the table, the Acquired and Acquiring Portfolios each had outstanding Series I, Series II and NAV shares.

                                                              NET ASSET        SHARES
PORTFOLIOS                                   NET ASSETS    VALUE PER SHARE   OUTSTANDING
----------                                  ------------   ---------------   -----------
(1) LARGE CAP GROWTH TRUST
  (Acquired Portfolio)
    -- Series I...........................  $322,792,704       $10.02         32,203,286
    -- Series II..........................  $ 90,584,866       $ 9.97          9,082,178
    -- NAV................................  $176,007,430       $10.03         17,556,197
    -- Total..............................  $589,385,000                      58,841,661
(2) CAPITAL APPRECIATION TRUST
  (Acquiring Portfolio)
    -- Series I...........................  $ 52,349,932       $10.02          5,223,141
    -- Series II..........................  $ 46,803,322       $ 9.96          4,698,426
    -- NAV................................  $207,024,575       $10.02         20,651,949
    -- Total..............................  $306,177,829                      30,573,516
  Reduction in net assets and decrease in
    net asset values per share to reflect
    the estimated expenses of the
    Reorganization, and increase in
    outstanding shares relative to net
    asset value upon the Reorganization
    -- Series I...........................  $    (70,374)          --             11,555
    -- Series II..........................       (25,773)          --             12,688
    -- NAV................................       (71,853)          --              9,415
    -- Total..............................  $   (168,000)          --             33,658
(3) CAPITAL APPRECIATION TRUST
  (Acquiring Portfolio)
  (pro-forma assuming combination of (1)
  and (2))
    -- Series I...........................  $375,072,262       $10.02         37,437,982
    -- Series II..........................  $137,362,415       $ 9.96         13,793,292
    -- NAV................................  $382,960,152       $10.02         38,217,561
    -- Total..............................  $895,394,829                      89,448,835

                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

                                RULE 12B-1 FEES

     The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for each of the Series I and Series II shares of the Portfolios. The NAV shares of the Portfolios are not subject to Rule 12b-1 fees.

     At present, Series I shares of the Acquired and Acquiring Portfolios are subject to a Rule 12b-1 fee of up to 0.5% of Series I share average daily net assets, and Series II shares of the Portfolios are subject to a Rule 12b-1 fee of up to 0.25% of Series II share average daily net assets.

     The Rule 12b-1 fees are paid to the Trust's distributor, John Hancock Distributors LLC (the "Distributor" or "JH Distributors") (formerly, Manulife Financial Securities LLC). To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees: (i) for any expenses relating to the distribution of the shares of the class; (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the NASD.

     Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a Portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Each Distribution Plan is a compensation plan rather than a reimbursement plan. Currently, all payments by the Distributor relating to Series I and Series II shares are made to insurance companies affiliated with JHIMS and the Distributor. However, payments may be made to nonaffiliated insurance companies in the future

     Currently, each Series of shares pays a "service fee" of .25% of average daily net assets or, if less, the full amount of the applicable 12b-1 fee. The service fee is paid to the Trust's Distributor which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties which have agreed to provide with respect to the shares of the Trust the kinds of services encompassed by the term "personal service and/or the maintenance of shareholder accounts" as defined in Rule 2830(d)(5) of the Conduct Rules of the NASD.

     Rule 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a Portfolio and may, over time, be greater than other types of sales charges.

                          DIVIDENDS AND DISTRIBUTIONS

     The dividends and distributions procedures with respect to the Acquired and Acquiring Portfolios are the same. The Trust intends to declare as dividends substantially all of the net investment income, if any, of each of the Portfolios. Dividends from the net investment income and the net capital gain, if any, for each Portfolio will be declared not less frequently than annually and reinvested in additional full and fractional shares of that Portfolio or paid in cash.

                       PURCHASE AND REDEMPTION OF SHARES

     The purchase and redemption procedures with respect to shares of the Acquired and Acquiring Portfolios are the same. Shares of each Portfolio of the Trust are offered continuously, without sales charge, at a price equal to their net asset value. Shares of each Portfolio are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by the Trust. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when: (i) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays; (ii) an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (iii) the SEC by order so permits for the protection of security holders of the Trust.

     Calculation of Net Asset Value. The net asset value of the shares of each of the Acquired and Acquiring Portfolios is determined once daily as of the close of day-time trading on the New York Stock Exchange, Monday through Friday, except that no determination is required on: (i) days on which changes in the value of the Portfolio's portfolio securities will not materially affect the current net asset value of the shares of the Portfolio, (ii) days during which no shares of the Portfolio are tendered for redemption and no order to purchase or sell such shares is received by the Trust, or (iii) the following business holidays or the days on which such holidays are observed by the New York Stock
Exchange: New

Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of each share class of a Portfolio is computed by: (i) adding the sum of the value of the securities held by the Portfolio, plus any cash or other assets it holds, attributable to the class,
(ii) subtracting all its liabilities attributable to the class, and (iii) dividing the result by the total number of shares outstanding of the class at such time.

     Valuation of Securities. Securities held by each of the Portfolios, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, portfolio securities are valued at fair value as determined in good faith by the Board of Trustees. The Trustees have delegated the responsibility to fair value securities to the Trust's Pricing Committee (the "Pricing Committee"), and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees.

     Generally, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects its fair value.

     In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Trust may also fair value securities in other situations, for example, when a particular foreign market is closed but the Trust is calculating the net asset value for its portfolios. In view of these factors, it is likely that Trust portfolios investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Trust portfolios investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

     For purposes of determining when fair value adjustments may be appropriate with respect to Trust Portfolios that invest in securities in foreign markets that close prior to the New York Stock Exchange, the Trust will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P index or of certain "i-Share Exchange Traded Funds" ("i-Shares") which track foreign markets in which Trust Portfolios have significant investments. If a significant market event occurs due to a change in the value of the S&P index or of i-Shares, the pricing for all Trust Portfolios that invest in foreign market that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the net asset value of such portfolios will be recommended to the Trust's Pricing Committee where applicable.

     Fair value pricing of securities is intended to help ensure that the net asset value of a Portfolio's shares reflects the value of the Portfolio's securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Portfolio at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

     All money market instruments with a remaining maturity of 60 days or less held by the Portfolios are valued on an amortized cost basis.

                         DISRUPTIVE SHORT TERM TRADING

     None of the Trust's Portfolios is designed for short-term trading since such activity may increase portfolio transaction costs, disrupt management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio in accordance with its investment objective and policies) and dilute the interest in a portfolio held for long-term investment ("Disruptive Short-Term Trading"). An investor should invest in the Trust's Portfolios for long-term investment purposes only.

     The Trust seeks to deter and prevent Disruptive Short-Term Trading through several methods:

     First, to the extent that there is a delay between a change in the value of a portfolio's holdings, and the time when that change is reflected in the net asset value of the portfolio's shares, the portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net assets values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometime referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the securities in the Trust's portfolios. See "Purchases and Redemption of Shares" above for further information on fair value pricing.

     Second, the Trust will seek to monitor purchases and redemptions of Trust shares. If management of the Trust becomes aware of Disruptive Short-Term Trading in any separate account of an insurance company that uses the Trust as its underlying investment vehicle, the Trust will request that the insurance company take appropriate action to ensure that the Disruptive Short-Term Trading ceases. If the Disruptive Short-Term Trading continues, the Trust will request that the insurance company impose restrictions on such trading. There can be no assurance that the insurance company will comply with the Trust's request. The Trust will cooperate with efforts by the insurance companies to limit excessive transfers in the Trust's portfolios by contract holders in their insurance products.

     Investors in the Trust should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading and that restrictions may vary among insurance companies and by insurance product. Investors should also note that by their nature, insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of portfolio shares by multiple investors are aggregated for presentation to a portfolio on a net basis make it more difficult for the Trust to identify short-term transactions in a portfolio and the investor who is effecting the transaction. Therefore, no assurance can be given that the Trust will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If the Trust is unsuccessful in restricting Disruptive Short-Term Trading, the portfolios may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadviser's ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

     Market timers may target portfolios with the following types of investments:

          1. Portfolios with significant investments in foreign securities traded on markets that close before the portfolio determines its net asset value.

          2. Portfolios with significant investments in high yield securities that are infrequently traded.

          3. Portfolios with significant investments in small cap securities.

     Market timers may also target portfolios with other types of investments, such as the Acquired and Acquiring Portfolios, for frequent trading of shares.

                                  TAX MATTERS

     Qualification as a Regulated Investment Company; Diversification Requirements Applicable to Insurance Company Separate Accounts. The Trust intends to take the steps necessary to qualify each Portfolio as a regulated investment company under Subchapter M of the Code and believes that each Portfolio will so qualify. As a result of qualifying as a regulated investment company, each Portfolio will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

     Because the Trust complies with the ownership restrictions of Treas. Reg.
Section 1.817-5(f) (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any Portfolio in which it invests, provided that the Portfolio qualifies as a regulated investment company. Therefore, each Portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a Portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

     If a Portfolio failed to qualify as a regulated investment company:

     - owners of contracts based on the Portfolio would be treated as owning shares of the Portfolio (rather than their proportionate share of the assets of such Portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

     - the Portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

     In addition, if a Portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the Portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers to the Portfolios and it is intended that the Portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

     Foreign Investments. Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any Portfolio that invests in foreign securities or currencies will be reduced by these foreign taxes.

     Tax Implications for Insurance Contracts with Investments Allocated to the Trust. For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a Portfolio of the Trust, please refer to the prospectus for the contract.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. For additional information on taxes, see "Additional Information Concerning Taxes" in the Statement of Additional Information.

                          MASSACHUSETTS BUSINESS TRUST

     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust Portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such Portfolio. In addition, the Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular Portfolio would be unable to meet its obligations. The Trust considers such risk to be remote.

                ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
                        AND TECHNIQUES AND RISK FACTORS

               RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

     The risks of investing in certain types of securities in which the Acquired and Acquiring Portfolios may invest are described below. Unless otherwise indicated below, the Acquired and Acquiring Portfolios may invest in all the types of securities described. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

EQUITY SECURITIES RISK

     Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies the portfolio is invested in decline or if overall market and economic conditions deteriorate. Even portfolios that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

     Value Investing Risk. Some portfolios purchase some equity securities (generally referred to as "value stocks") primarily because they are selling at prices below what their subadvisers believe to be their fundamental values and not necessarily because the issuing companies are expected to experience significant earnings growth. The portfolios bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by subadvisers investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A portfolio's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

     Growth Investing Risk. Some portfolios purchase some equity securities (generally referred to as "growth stocks" or "growth securities") primarily because their subadvisers believe that these securities will experience relatively rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A portfolio's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

FIXED INCOME SECURITIES RISK

     Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

     Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

     Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a portfolio has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the portfolio's investments. Portfolios that may invest in lower rated fixed income securities are riskier than portfolios that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY

     Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

SMALL AND MEDIUM SIZE COMPANIES RISK

     Small or Unseasoned Companies

     - Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

     - Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

     - Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a portfolio's investments to decrease if it needs to sell such securities when there are few interested buyers.

     - Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

     - Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security.

     Medium Size Companies

     Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

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

FOREIGN SECURITIES RISK

     The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

     - Currency Fluctuations. Investments in foreign securities may cause a portfolio to lose money when converting investments from foreign currencies into U.S. dollars. A portfolio may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the portfolio could still lose money.

     - Political and Economic Conditions. Investments in foreign securities subject a portfolio to the political or economic conditions of the foreign country. These conditions could cause portfolio investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the portfolio from selling its investment and taking the money out of the country.

     - Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a portfolio from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a portfolio could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

     - Nationalization of Assets. Investments in foreign securities subject a portfolio to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

     - Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the portfolio to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

     - Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

EXCHANGE TRADED FUNDS (ETFS) RISK

     These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

     Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the portfolio and not the purchase of shares of the portfolio.

     Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

     When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the portfolio's mortgage-backed securities will result in an unforeseen loss of interest income to the portfolio as the portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

     When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

     The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if the portfolio purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the portfolio.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by the portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

     Collateralized Mortgage Obligations. The portfolio may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the portfolio may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

     Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and

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

any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

REAL ESTATE SECURITIES RISK

     Investing in securities of companies in the real estate industry subjects a portfolio to the risks associated with the direct ownership of real estate. These risks include:

- Declines in the value of real estate;
- Risks related to general and local economic conditions;
- Possible lack of availability of mortgage funds;
- Overbuilding;
- Extended vacancies of properties;
- Increased competition;
- Increases in property taxes and operating expenses;
- Change in zoning laws;
- Losses due to costs resulting from the clean-up of environmental problems;
- Liability to third parties for damages resulting from environmental problems;
- Casualty or condemnation losses;
- Limitations on rents;
- Changes in neighborhood values and the appeal of properties to tenants; and
- Changes in interest rates.

     Therefore, for a portfolio investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the portfolio's shares may change at different rates compared to the value of shares of a portfolio with investments in a mix of different industries.

     Securities of companies in the real estate industry include REITs including Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

     In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" above for a discussion of the risks associated with invests in these companies.

LIQUIDITY RISK

     A portfolio is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the portfolio's ability to sell particular securities or close derivative positions at an advantageous price. Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for portfolios which invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions

ACTIVE MANAGEMENT RISK

     Most portfolios (other than index funds) are actively managed by their subadvisers The performance of a portfolio that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving the portfolio's investment objective. If the subadviser's investment strategies do not perform as expected, the portfolio could underperform other mutual funds with similar investment objectives or lose money.

                            ------------------------

     Additional risks of investing in the types of securities mentioned above are described in the Statement of Additional Information, which is incorporated by reference into this Proxy Statement/Prospectus.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

     Each of the Acquired and Acquiring Portfolios is authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Portfolio. Hedging refers to protecting against possible changes in the market value of securities a Portfolio already owns or plans to buy or protecting unrealized gains in the Portfolio. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

     - exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,

     - financial futures contracts (including stock index futures),

     - interest rate transactions*, and

     - currency transactions.**
---------------

 * A Portfolio's interest rate transactions may take the form of swaps, caps, floors and collars.

** A Portfolio's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

     Collectively, these transactions are referred to in this Proxy Statement/ Prospectus as "Hedging and Other Strategic Transactions." Hedging and Other Strategic Transactions may be used for the following purposes:

     - to attempt to protect against possible changes in the market value of securities held or to be purchased by a Portfolio resulting from securities markets or currency exchange rate fluctuations,

     - to protect a Portfolio's unrealized gains in the value of its securities,

     - to facilitate the sale of a Portfolio's securities for investment purposes,

     - to manage the effective maturity or duration of a Portfolio's securities or

     - to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market.

     - to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     The ability of a Portfolio to utilize Hedging and Other Strategic Transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a Portfolio's securities. While a subadviser will use Hedging and Other Strategic Transactions in a Portfolio primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to the Portfolio. These transactions may also increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a Portfolio's initial investment in such contracts. In addition, these transactions could result in a loss to the Portfolio if the counterparty to the transaction does not perform as promised.

     A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

                         ADDITIONAL INVESTMENT POLICIES

     Subject to certain restrictions and except as noted below, each of the Portfolios of the Trust may use the following investment strategies and purchase the following types of securities.

LENDING OF PORTFOLIO SECURITIES

     Each Portfolio may lend its securities so long as such loans do not represent more than 33 1/3% of a portfolio's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

     In order to help ensure the availability of suitable securities, each of the Portfolios may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. These terms mean that the obligations will be delivered to the portfolio at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a portfolio will maintain on its record liquid assets equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

U.S. GOVERNMENT SECURITIES

     Each of the Portfolios may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

REPURCHASE AGREEMENTS

     Each of the Portfolios may enter into repurchase agreements. Repurchase agreements involve the acquisition by a portfolio of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The Portfolio's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchase agreements maturing in more than seven days are deemed to be illiquid.

REVERSE REPURCHASE AGREEMENTS

     Each of the Portfolios may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Portfolio will maintain on its records liquid assets such as cash, Treasury bills or other U.S. Government Securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share, each Portfolio will cover the transaction as described above.

MORTGAGE DOLLAR ROLLS

     Each of the Portfolios may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

     At the time a Portfolio enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash, U.S. Government Securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

     A Portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a Portfolio's net asset value per share, each portfolio will cover the transaction as described above.

WARRANTS

     Each of the Portfolios may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

ILLIQUID SECURITIES

     Each of the Portfolios is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Trust may be forced to sell them at a discount from the last offer price.

SHORT SALES

     The Acquiring Portfolio may make short sales of securities. This means that the Portfolio may sell a security that it does not own in anticipation of a decline in the market value of the security. The Portfolio generally borrows the security to deliver to the buyer in a short sale. The Portfolio must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Portfolio must pay the lender interest on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security. The Portfolio may also make short sales "against the box." In a short sale against the box, at the time of sale, the Portfolio owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

     Until the Portfolio closes its short position or replaces a borrowed security, it will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position.
                            ------------------------
     These investment strategies and securities are more fully described in the Statement of Additional Information, which is incorporated by reference into this Proxy Statement/Prospectus.

                               VOTING INFORMATION

     Proxies from the shareholders of the Acquired Portfolio are being solicited by the Board for the Meeting to be held at 601 Congress street, Boston, Massachusetts 02210 on APRIL 25, 2006 AT 10:00 A.M. EASTERN TIME, or at such later time as designated upon adjournment.

SHAREHOLDERS OF THE TRUST

     The Trust does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts ("contracts"), certain entities affiliated with the insurance companies and trustees of qualified pension and retirement plans ("qualified plans") for which John Hancock Distributors LLC ("JH Distributors") performs certain administrative services. Only shares of a particular Portfolio are entitled to vote on matters which affect only the interests of that Portfolio.

     As of the Record Date, shares of the Acquired and Acquiring Portfolios were legally owned by John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.)") (formerly, The Manufacturers Life Insurance Company (U.S.A.)), John Hancock Life Insurance Company of New York ("JHLICO New York") (formerly, The Manufacturers Life Insurance Company of New York), John Hancock Life Insurance Company ("JHLICO") and John Hancock Variable Life Insurance Company ("JHVLICO") and the "Lifestyle Trusts" (as defined below). See "Outstanding Shares and Share Ownership" below. In the Trust's view, to the extent that any of these insurance companies legally owns more than 25% of the shares of the Acquired or Acquiring Portfolio, such company, which lacks the power to vote ( see "Solicitation of Proxies and Voting Instructions" below) or dispose of, or a pecuniary interest in, such shares, would not beneficially own such shares and thus would not be a control person with respect to the Portfolio.

     Each of JHLICO (U.S.A.), JHLICO New York and JH Distributors is a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Each of JHLICO and JHVLICO is a wholly owned subsidiary of John Hancock Financial Services, Inc. The ultimate parent entity of each such insurance company and of JH Distributors is Manulife Financial Corporation ("MFC"), the holding company of Manulife and its subsidiaries, collectively known as "Manulife Financial." The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

     JHLICO (U.S.A.) is a stock life insurance company originally organized under the laws of Pennsylvania, redomesticated under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. JHLICO New York is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. JHLICO is a life insurance company organized under the laws of Massachusetts and having its principal offices at 200 Clarendon Street, Boston, Massachusetts 02117. JHVLICO is a life insurance company organized under the laws of Massachusetts and having its principal offices at 197 Clarendon Street, Boston, Massachusetts 02117. Each of JHLICO (U.S.A.), JHLICO New York, JHLICO and JHVLICO holds shares of the Trust directly and/or attributable to contracts in their separate accounts. Such separate accounts include separate accounts registered under the 1940 Act as well as unregistered separate accounts.

     The Lifestyle Trusts are Portfolios of the Trust that operate as funds of funds and invest in other Trust Portfolios. The five Lifestyle Trusts are: the Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and Lifestyle Conservative 280 Trust. JHLICO (U.S.A.) and JHLICO New York are the legal owners of shares of the Lifestyle Trusts held in their separate accounts.

VOTING RIGHTS AND PROCEDURES

     Shareholders of record at the close of business on February 24, 2006 (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof.

     Quorum; Definition of a Majority of Outstanding Voting Securities; Required Vote. The holders of 30% of the outstanding shares of the Acquired Portfolio at the close of business on the Record Date present in person or by proxy will constitute a quorum for the Meeting. A majority of the outstanding voting securities of the Portfolio entitled to vote at the close of business on that date is required to approve the Proposal. As used in this Proxy Statement/Prospectus, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

     (1) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy; or

     (2) more than 50% of the outstanding voting securities of the Portfolio.

Shareholders are entitled to one vote for each share of Series I, Series II and NAV shares held and fractional votes for fractional shares held. No shares have cumulative voting rights.

     In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of the shares of the Trust cast at the Meeting, and any adjournment with respect to the Proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the Proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

     Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to the Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against the Proposal.

     Portfolio Voting. Shares of the Acquired Portfolio will be voted in the aggregate and not by class of shares with respect to the Proposal.

     Revocation of Proxies. Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210, or (ii) signing and returning a new proxy, in each case if received by the Trust by April 24, 2006. ALL VALID PROXIES WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS THEREON, OR IN THE ABSENCE OF SPECIFICATIONS, FOR APPROVAL OF THE PROPOSAL.

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

SOLICITATION OF PROXIES AND VOTING INSTRUCTIONS

     The Trust is soliciting proxies from the shareholders of the Acquired Portfolio, including JHLICO (U.S.A.), JHLICO New York, JHLICO and JHVLICO, which have the right to vote upon matters that may be voted upon at a special shareholders' meeting. JHLICO (U.S.A.), JHLICO New York, JHLICO and JHVLICO will furnish this Proxy Statement/Prospectus to the owners of contracts participating in separate accounts registered under the 1940 Act that hold shares of the Acquired Portfolio to be voted at the Meeting and will solicit voting instructions from those contract owners.

     JHLICO (U.S.A.), JHLICO New York, JHLICO and JHVLICO will vote all shares of the Acquired Portfolio issued to them in proportion to the timely instructions received from contract owners participating in the separate accounts described above. In addition, the Trust will vote all shares of the Acquired Portfolio held by the Lifestyle Trusts in proportion to such instructions.

     Under the Plan, the expenses of the Reorganization, including the cost of the preparation and distribution of these proxy materials, will be borne by the Acquired and Acquiring Portfolios and will be allocated between the Portfolios on the basis of their relative net assets as of December 31, 2005. If the Reorganization is not consummated, the expenses of the Reorganization will be paid by JHIMS. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust, JHIMS and its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Trust for their out-of-pocket expenses. For the estimated expenses of the Reorganization, see "Capitalization" above.

                     OUTSTANDING SHARES AND SHARE OWNERSHIP

ACQUIRED PORTFOLIO

     As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to the Series I, Series II and NAV shares of the Acquired Portfolio, and the percentage ownership thereof by each of JHLICO (U.S.A.), JHLICO New York, JHLICO, JHVLICO and the Lifestyle Trusts, are set forth below:

                                         PERCENTAGE OF     PERCENTAGE OF    PERCENTAGE OF    PERCENTAGE OF     PERCENTAGE OF
SHARE                    NUMBER OF      SHARES HELD BY    SHARES HELD BY    SHARES HELD BY   SHARES HELD BY    SHARES HELD BY
CLASS                  ELIGIBLE VOTES   JHLICO (U.S.A.)   JHLICO NEW YORK       JHLICO          JHVLICO       LIFESTYLE TRUSTS
-----                  --------------   ---------------   ---------------   --------------   --------------   ----------------
Series I.............    31,088,854         94.06%             5.94%               --               --                --
Series II............     8,826,791         86.03%            13.97%               --               --                --
NAV..................    17,319,166          0.00%*            0.00%*           43.37%           56.63%               --

---------------

* Less than 0.01%.

     As of the Record Date, to the knowledge of the Trust, no record owners of one or more variable contracts had voting authority with respect to 5% or more of the outstanding shares of any class of the Acquired Portfolio.

     As of the Record Date, Trustees and officers of the Trust, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of the Acquired Portfolio.

ACQUIRING PORTFOLIO

     As of the Record Date, the number of shares outstanding with respect to the Series I, Series II and NAV shares of the Acquiring Portfolio, and the percentage ownership thereof by each of JHLICO (U.S.A.), JHLICO New York, JHLICO, JHVLICO and the Lifestyle Trusts, are set forth below:

                                         PERCENTAGE OF     PERCENTAGE OF    PERCENTAGE OF    PERCENTAGE OF     PERCENTAGE OF
SHARE                    NUMBER OF      SHARES HELD BY    SHARES HELD BY    SHARES HELD BY   SHARES HELD BY    SHARES HELD BY
CLASS                  ELIGIBLE VOTES   JHLICO (U.S.A.)   JHLICO NEW YORK       JHLICO          JHVLICO       LIFESTYLE TRUSTS
-----                  --------------   ---------------   ---------------   --------------   --------------   ----------------
Series I.............     5,070,393         97.39%             2.61%               --               --                --
Series II............     4,497,713         93.08%             6.92%               --               --                --
NAV..................    22,921,346          0.01%               --              0.02%            4.94%            95.03%

     As of the Record Date, to the knowledge of the Trust, no record owners of one or more variable contracts had voting authority with respect to 5% or more of the outstanding shares of any class of the Acquiring Portfolio.

     As of the Record Date, Trustees and officers of the Trust, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of the Acquiring Portfolio.

                              FINANCIAL STATEMENTS

     The financial statements of the Trust included in its Annual Report to Shareholders for the fiscal year ended December 31, 2004 have been audited by PricewaterhouseCoopers LLP. These financial statements, together with the unaudited financial statements of the Trust included in its Semi-Annual Report to Shareholders for the six-month period ended June 30, 2005, have been incorporated by reference into the Statement of Additional Information insofar as such financial statements relate to the Acquired and Acquiring Portfolios.

     The Trust will furnish, without charge, a copy of the Trust's Annual Report for the fiscal year ended December 31, 2004 and Semi-Annual Report for the six-month period ended June 30, 2005 to any shareholder or contract owner upon request. To obtain a report, please contact the Trust by calling 1-800-344-1029 or by writing to the Trust at 601 Congress Street, Boston, Massachusetts 02210,
Attn.: Gordon Shone.

                                 LEGAL MATTERS

     Certain matters concerning the issuance of shares of the Acquiring Portfolio will be passed upon by Betsy Anne Seel, Esq., Assistant Vice President and Senior Counsel, U.S. Operations Law Department, John Hancock. Certain tax consequences of the Reorganization will be passed upon by Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243.

                                 OTHER MATTERS

     The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                       BY ORDER OF THE BOARD OF TRUSTEES

March 8, 2006
Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                   APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made this
          day of           , 2006, by John Hancock Trust (the "Trust")
(formerly, Manufacturers Investment Trust), a Massachusetts business trust, on behalf of the Capital Appreciation Trust (the "Acquiring Portfolio") and the Large Cap Growth Trust (the "Acquired Portfolio"), each of which is a separate series or portfolio of the Trust, and, for purposes of Section 9 of this agreement only, John Hancock Investment Management Services, LLC, the investment adviser to the Trust.

     WHEREAS, the Trust intends to provide for the reorganization of the Acquired Portfolio through the acquisition by the Acquiring Portfolio of all or substantially all of the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for Series I, Series II and NAV voting shares of beneficial interest, par value $.01 per share, of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Acquired Portfolio and the distribution to Acquired Portfolio shareholders of the Acquiring Portfolio Shares (the "Reorganization"); and

     WHEREAS, the Board of Trustees of the Trust has determined that the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Portfolio to the Acquiring Portfolio is in the best interests of each such Portfolio, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such Portfolios, and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the Trust on behalf of, respectively, the Acquired Portfolio and the Acquiring Portfolio hereto agrees as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO IN EXCHANGE FOR ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF THE ACQUIRED PORTFOLIO

     (a) Plan of Reorganization.

     (i) The Trust on behalf of the Acquired Portfolio, will convey, transfer and deliver to the Acquiring Portfolio all of the then existing assets of the Acquired Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Trust on behalf of the Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the

Acquired Portfolio and (B) issue and deliver to the Acquired Portfolio that number of full and fractional Series I, Series II and NAV shares of the Acquiring Portfolio as determined in Section 1(c) hereof. Any Series I, Series II and NAV shares of capital stock (if any), par value $.01 per share, of the Acquired Portfolio ("Acquired Portfolio Shares") held in the treasury of the Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Acquired Portfolio and the Acquiring Portfolio shall be performed by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Acquired Portfolio and the Acquiring Portfolio. The determination of the Custodian shall be conclusive and binding on all parties in interest.

     (ii) As of the Effective Time of the Reorganization, the Acquired Portfolio will liquidate and distribute pro rata to its shareholders of record ("Acquired Portfolio shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to
Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Portfolio held by the Acquired Portfolio shareholders. The holders of Series I, Series II and NAV shares of the Acquired Portfolio will receive, respectively, Series I, Series II and NAV shares of the Acquiring Portfolio. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio shareholders and representing the respective pro-rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

     (iii) As soon as practicable after the Effective Time of the Reorganization, the Trust shall take all the necessary steps under Massachusetts law, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") and any other applicable law to effect a complete dissolution of the Acquired Portfolio.

     (b) Exchange Date and Effective Time of the Reorganization.

     (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on the day (the "Exchange Date") which is the later of
(A) the final adjournment of the meeting of the holders of Acquired Portfolio shares at which this Plan will be considered, (B) April 28, 2006 and (C) such later day as the Trust may determine.

     (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

     (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     (iv) On the Exchange Date, portfolio securities of the Acquired Portfolio shall be transferred by the Custodian to the account of the Acquiring Portfolio duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

     (c) Valuation.

     (i) The net asset value per share of the Series I, Series II and NAV shares of the Acquiring Portfolio and the net value of the assets of the Acquired Portfolio to be transferred in exchange for such Series I, Series II and NAV shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of the Series I, Series II and NAV shares of the Acquiring Portfolio shall be computed by the Custodian in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Acquired Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets of the Acquired Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

     (ii) The number of Series I, Series II and NAV shares of the Acquiring Portfolio to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Acquired Portfolio's assets shall be determined by dividing the net value of the assets of the Acquired Portfolio attributable to shares of each class and to be transferred by the net asset value per share of the corresponding Series I, Series II and NAV shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).

     (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolio and the Acquired Portfolio.

2. REPRESENTATIONS AND WARRANTIES OF THE TRUST ON BEHALF OF THE ACQUIRING PORTFOLIO

     The Trust on behalf of the Acquiring Portfolio represents and warrants as follows:

          (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Portfolio is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquiring Portfolio and the Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

          (b) Registration as Investment Company. The Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

          (c) Current Offering Documents. The current prospectus of the Trust dated April 30, 2005, as supplemented, and the current statement of additional information of the Trust dated April 30, 2005, as supplemented, and as each may be further supplemented or amended, included in the Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission ("Commission"), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). All of the issued and outstanding shares of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

          (e) Financial Statements. The Financial Statements of the Trust for the fiscal year ended December 31, 2005, which have been audited by the independent registered public accounting firm retained by the Trust, fairly present the financial position of the Acquiring Portfolio as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

          (f) Shares to be Issued Upon Reorganization. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust Portfolio could, under certain circumstances, be held personally liable for the obligations of such Portfolio).

          (g) Authority Relative to this Plan. The Trust, on behalf of the Acquiring Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

          (h) Liabilities. There are no liabilities of the Acquiring Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements with respect to the Acquiring Portfolio and liabilities incurred in the ordinary course of business subsequent to December 31, 2005 or otherwise previously disclosed to the Trust with respect to the Acquiring Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

          (i) No Material Adverse Change. Since December 31, 2005, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

          (j) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or the Acquiring Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or the Acquiring Portfolio and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or the Acquiring Portfolio, pending or threatened, other than routine inspections and audits.

          (k) Contracts. No default exists under any material contract or other commitment on behalf of the Acquiring Portfolio to which the Trust is subject.

          (l) Taxes. All federal and other income tax returns of the Trust with respect to the Acquiring Portfolio required to be filed by the Trust with respect to the Acquiring Portfolio have been filed for all taxable years to and including December 31, 2004, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Acquiring Portfolio have been paid so far as due. The Trust and the Acquiring Portfolio currently are, at all times since their inception have been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h) 1) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to that Portfolio, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquiring Portfolio's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5 (e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5 (f)
     (3) as from time to time in effect. The Acquiring Portfolio is, and at all times since its inception has been, qualified as a "regulated investment company" under subchapter M of the Code.

          (m) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Portfolio's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

3.  REPRESENTATIONS AND WARRANTIES OF THE TRUST ON BEHALF OF THE ACQUIRED
    PORTFOLIO

     The Trust on behalf of the Acquired Portfolio represents and warrants as follows:

          (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquired Portfolio is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Portfolio and the Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

          (b) Registration as Investment Company. The Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

          (c) Current Offering Documents. The current prospectus of the Trust dated April 30, 2005, as supplemented, and the current statement of additional information of the Trust dated April 30, 2005, as supplemented, and as each may be further supplemented or amended, included in the Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). All such shares of the Acquired Portfolio will, at the Effective Time of the Reorganization, be held by the shareholders of record of the Acquired Portfolio as set forth on the books and records of the Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Portfolio shares, and the Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Portfolio shares (other than any existing dividend reinvestment plans of the Acquired Portfolio or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Acquired Portfolio (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Trust). All of the Acquired Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

          (e) Financial Statements. The Financial Statements of the Trust for the fiscal year ended December 31, 2005, which have been audited by the independent registered public accounting firm retained by the Trust, fairly present the financial position of the Acquired Portfolio as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

          (f) Authority Relative to this Plan. The Trust, on behalf of the Acquired Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

          (g) Liabilities. There are no liabilities of the Acquired Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements with respect to the Acquired Portfolio and liabilities incurred in the ordinary course of business subsequent to December 31, 2005 or otherwise previously disclosed to the Trust with respect to the Acquired Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquired Portfolio.

          (h) No Material Adverse Change. Since December 31, 2005, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

          (i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or the Acquired Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or the Acquired Portfolio and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or the Acquired Portfolio, pending or threatened, other than routine inspections and audits.

          (j) Contracts. The Trust is not subject to any contracts or other commitments on behalf of the Acquired Portfolio (other than this Plan) which will not be terminated with respect to the Acquired Portfolio without liability to the Trust or the Acquired Portfolio as of or prior to the Effective Time of the Reorganization.

          (k) Taxes. All federal and other income tax returns of the Trust with respect to the Acquired Portfolio required to be filed by the Trust with respect to the Acquired Portfolio have been filed for all taxable years to and including December 31, 2004, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Acquired Portfolio have been paid so far as due. The Trust and the Acquired Portfolio currently are, at all times since their inception have been, and will continue to be up until and at the Exchange Date, in compliance with
     Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to that Portfolio, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquired Portfolio's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquired Portfolio is, and at all times since its inception has been, qualified as a "regulated investment company" under subchapter M of the Code.

          (l) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Portfolio's shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

4.  COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRING PORTFOLIO

     The Trust on behalf of the Acquiring Portfolio covenants to the following:

          (a) Registration Statement. On behalf of the Acquiring Portfolio, the Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Acquired Portfolio relating to the meeting of the Acquired Portfolio's shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Portfolio's shareholders meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b) Cooperation in Effecting Reorganization. The Trust on behalf of the Acquiring Portfolio agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

          (c) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, the Trust with respect to the Acquiring Portfolio shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5.  COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRED PORTFOLIO

     The Trust on behalf of the Acquired Portfolio covenants to the following:

          (a) Meeting of the Acquired Portfolio's Shareholders. The Trust shall call and hold a meeting of the shareholders of the Acquired Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

          (b) Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), the Acquired Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Trust's books. At least five (5) business days prior to the Exchange Date, the Acquired Portfolio will provide the Trust, for the benefit of the Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. The Acquired Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Trust, on behalf of the Acquiring Portfolio, acquire any additional securities other than securities which the Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Acquired Portfolio holds any investments that the Acquiring Portfolio would not be permitted to hold, the Acquired Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Trust will prepare and deliver, on the Exchange Date, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Acquired Portfolio as of the Effective Time of the Reorganization and prepared in accordance with GAAP (the "Schedule"). All securities to be listed in the Schedule for the Acquired Portfolio as of the Effective Time of the Reorganization will be owned by the Acquired Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

          (c) Registration Statement. In connection with the preparation of the Registration Statement, the Trust on behalf of the Acquired Portfolio will furnish the information relating to the Acquired Portfolio required by the

     Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Portfolio,
     (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Portfolio's shareholders meeting referred to in
     Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Trust, insofar as they relate to the Acquired Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Trust with respect to the Acquired Portfolio for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this Section 5(c).

          (d) Cooperation in Effecting Reorganization. The Trust on behalf of the Acquired Portfolio agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

          (e) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, the Trust with respect to the Acquired Portfolio shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

          (f) Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Trust on behalf of the Acquired Portfolio shall prepare a statement of the earnings and profits of the Acquired Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolio will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRED PORTFOLIO

     The obligations of the Trust on behalf of the Acquired Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

          (a) Approval by the Acquired Portfolio's Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Acquired Portfolio entitled to vote on the matter ("Acquired Shareholder Approval").

          (b) Covenants, Warranties and Representations. With respect to the Acquiring Portfolio, the Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio since December 31, 2005.

          (c) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

          (d) Tax Opinion. The Trust shall have received the opinion of Dykema Gossett PLLC, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Trust, as to certain of the federal income tax consequences under the Code of the Reorganization insofar as it relates to the Acquired Portfolio and the Acquiring Portfolio (the "Tax Opinion"). For purposes of rendering its opinion, Dykema Gossett PLLC may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as a senior officer of the Trust will have verified as of the Effective Time of the Reorganization. The opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired Portfolio and the Acquiring Portfolio; (2) no gain or loss will be recognized by the Acquired Portfolio or the Acquiring Portfolio upon the transfer of all of the assets and liabilities, if any, of the Acquired Portfolio to the Acquiring

     Portfolio solely in exchange for shares of the Acquiring Portfolio; (3) no gain or loss will be recognized by shareholders of the Acquired Portfolio upon the exchange of such Portfolio's shares solely for shares of the Acquiring Portfolio; (4) the holding period and tax basis of the shares of the Acquiring Portfolio received by each holder of shares of the Acquired Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Portfolio held by the shareholder (provided the shares of the Acquired Portfolio were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Portfolio acquired by the Acquiring Portfolio will be the same as the holding period and tax basis of those assets to the Acquired Portfolio immediately prior to the Reorganization.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING PORTFOLIO

     The obligations of the Trust on behalf of the Acquiring Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

          (a) Approval by the Acquired Portfolio's Shareholders. The Acquired Shareholder Approval shall have been obtained with respect to the Acquired Portfolio.

          (b) Covenants, Warranties and Representations. With respect to the Acquired Portfolio, the Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h) in the financial condition, results of operations, business, properties or assets of the Acquired Portfolio since December 31, 2005.

          (c) Portfolio Securities. All securities to be acquired by the Acquiring Portfolio in the Reorganization shall have been approved for acquisition by John Hancock Investment Management Services, LLC (or, at its discretion, by the subadviser for the Acquiring Portfolio) as consistent with the investment policies of the Acquiring Portfolio.

          (d) Regulatory Approval. The Regulatory Approvals shall have been obtained.

          (e) Distribution of Income and Gains. The Trust on behalf of the Acquired Portfolio shall have distributed to the shareholders of the Acquired

     Portfolio all of the Acquired Portfolio's investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.

          (f) Tax Opinion.  The Trust shall have received the Tax Opinion.

          (g) Financial Statements. The Financial Statements of the Trust for the fiscal year ended December 31, 2005 shall have been audited by the independent registered public accounting firm retained by the Trust and shall fairly present the financial position of the Acquired Portfolio as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

     (a) Amendments. The Trust may, by an instrument in writing authorized by the Board of Trustees, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Portfolio, but after such approval, no amendment shall be made which substantially changes the terms hereof.

     (b) Waivers. At any time prior to the Effective Time of the Reorganization, the Trust, on behalf of either or both of the Acquired Portfolio and Acquiring Portfolio, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it or such Portfolio or Portfolios contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit or the benefit of such Portfolio or Portfolios contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

     (c) Termination. This Plan may be terminated by the Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders or contract owners of either or both of the Acquired Portfolio and the Acquiring Portfolio or for any other reason.

     (d) Unless the Trust shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on August 31, 2006 if the Effective Time of the Reorganization is not on or prior to such date.

     (e) Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9.  EXPENSES

     The expenses of the Reorganization will be borne by the Acquired Portfolio and the Acquiring Portfolio, and will be allocated between the Portfolios on the basis of their relative net assets as of December 31, 2005. If the Reorganization is not consummated, the expenses of the Reorganization will be paid by John Hancock Investment Management Services, LLC. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Portfolio shares registered thereby, which shall be payable by the Acquiring Portfolio; (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10.  RELIANCE

     All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Acquired Portfolio, the Acquiring Portfolio and the Trust notwithstanding any investigation made by such party or on its behalf.

11.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     (d) This Plan shall bind and inure to the benefit of the Trust, the Acquired Portfolio and the Acquiring Portfolio and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

     (e) The name "John Hancock Trust" is the designation of the Trustees under an Agreement and Declaration of Trust dated September 29, 1988, as amended, and all persons dealing with the Trust must look solely to the Trust's property for the enforcement of any claims against the Trust, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No series of the Trust shall be liable for claims against any other series of the Trust.

     IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                          JOHN HANCOCK TRUST
                                            on behalf of the Acquired Portfolio

                                          BY:
                                               ---------------------------------
                                              Name: Keith F. Hartstein
                                              Title:   President

                                          JOHN HANCOCK TRUST
                                            on behalf of the Acquiring Portfolio

                                          BY:
                                               ---------------------------------
                                              Name: John Vrysen
                                              Title:   Chief Financial Officer

                                               For purposes of Section 9 of this
                                          Agreement only:

                                          JOHN HANCOCK INVESTMENT MANAGEMENT
                                          SERVICES, LLC

                                          BY: JOHN HANCOCK LIFE INSURANCE
                                          COMPANY (U.S.A.)
                                          (its Managing Member)
                                          BY:
                                               ---------------------------------
                                               Name:
                                               Title:

                                   APPENDIX B

               ADDITIONAL INFORMATION ABOUT PORTFOLIO PERFORMANCE

     PERFORMANCE INFORMATION. This Appendix contains for each of the Acquired and Acquiring Portfolios a bar chart and a performance table which provide some indication of the risks of investing in the Portfolio.

     Bar Chart. The bar chart shows changes in the performance of Series I shares of each Portfolio over the last ten years or, if shorter, from the inception date of the Portfolio. The performance of Series II shares would be lower than Series I performance because Series II shares are subject to higher Rule 12b-1 fees than Series I shares. The performance of NAV shares of each Portfolio would be higher since NAV shares do not have Rule 12b-1 fees.

     Performance Table. The table compares each Portfolio's one, five and ten year (or, if less, since inception) average annual returns as of December 31, 2005 (unaudited) for Series I, Series II and NAV shares to those of a broad measure, and in some cases to an index, of market performance.

     Performance information in the Bar Chart and the Performance Table reflects all fees charged to each Portfolio such as advisory fees and all Portfolio expenses. None of the Portfolios charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. THE PAST PERFORMANCE OF ANY PORTFOLIO IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL PERFORM IN THE FUTURE.

                             LARGE CAP GROWTH TRUST
                              (ACQUIRED PORTFOLIO)

PERFORMANCE (A, B, C, D, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any Portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 20.83% (for the quarter ended 12/1999) and the lowest return was -18.72% (for the quarter ended 9/2001).
(TABLE GRAPHIC)

1996                                                                             13.00
1997                                                                             19.10
1998                                                                             19.10
1999                                                                             25.30
2000                                                                            -14.20
2001                                                                            -17.80
2002                                                                            -22.80
2003                                                                             25.30
2004                                                                              6.20
2005                                                                              0.20

                                                                  TEN YEARS
                                               ONE    FIVE      OR (SHORTER)      DATE FIRST
PORTFOLIO                                     YEAR    YEARS   LIFE OF PORTFOLIO   AVAILABLE
---------                                     -----   -----   -----------------   ----------
LARGE CAP GROWTH TRUST
(Acquired Portfolio)
  -- Series I...............................   0.24%  -3.29%        3.83%         08/03/1989
  -- Series II..............................  -0.02%  -3.41%        3.77%         01/28/2002
  -- NAV....................................   0.34%  -3.27%        3.85%         04/29/2005
RUSSELL 1000 GROWTH INDEX...................   5.26%  -3.58%        6.73%
COMBINED INDEX..............................   5.26%  -3.58%        3.28%

---------------

(A) Effective May 1, 1999, the portfolio changed its investment objective. Performance includes results prior to these changes.

(B) The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since the information for this index is only provided as of a month end.

(C) The Combined Index is comprised of 47.5% of the return of the Dow Jones Wilshire 5000 Index, 20% of the MSCI EAFE Index, 15% of the Lehman Brothers Aggregate Bond Index, 10% of the 90 Day T-Bill, and 7.5% of the Merrill Lynch High Yield Index since inception and 100% return of the Russell 1000 Growth Index thereafter.

(D) NAV shares were first offered April 29, 2005. For periods prior to that date, the performance shown reflects the performance of Series I shares which have higher expenses than NAV shares. Had the performance for periods prior to April 29, 2005 reflected the lower NAV share expenses, performance would be higher.

(E) Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

                           CAPITAL APPRECIATION TRUST
                             (ACQUIRING PORTFOLIO)

PERFORMANCE (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any Portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 16.38% (for the quarter ended 12/2001) and the lowest return was -19.64% (for the quarter ended 9/2001).
(TABLE GRAPHIC)

2001                                                                            -18.40
2002                                                                            -30.60
2003                                                                             29.50
2004                                                                              9.30
2005                                                                             13.90

                                                                TEN YEARS OR
                                               ONE    FIVE     (SHORTER) LIFE     DATE FIRST
PORTFOLIO                                     YEAR    YEARS     OF PORTFOLIO      AVAILABLE
---------                                     -----   -----   -----------------   ----------
CAPITAL APPRECIATION TRUST
(Acquiring Portfolio)
  -- Series I...............................  13.99%  -1.80%       -4.19%         11/01/2000
  -- Series II..............................  13.70%  -1.91%       -4.30%         01/28/2002
  -- NAV....................................  14.12%  -1.77%       -4.17%         04/29/2005
RUSSELL 1000 GROWTH INDEX...................   5.26%  -3.58%       -6.99%

---------------

(A) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(B) NAV shares were first offered April 29, 2005. For periods prior to that date, the performance shown reflects the performance of Series I shares which have higher expenses than NAV shares. Had the performance for periods prior to April 29, 2005 reflected the lower NAV share expenses, performance would be higher.

(C) Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

(D) Since November, 2000 a portion of the Capital Appreciation Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

                                   APPENDIX C

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables for the Acquired and Acquiring Portfolios are intended to help investors understand the financial performance of each Portfolio for the past five years (or since inception in the case of a Portfolio in operation for less than five years). Certain information reflects financial results for a single share of a Portfolio. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in the particular Portfolio (assuming reinvestment of all dividends and distributions). The financial statements of the Trust included in its Annual Report to Shareholders for the fiscal year ended December 31, 2004 have been audited by PricewaterhouseCoopers LLP. These financial statements, together with the unaudited financial statements of the Trust included in its Semi-Annual Report to Shareholders for the six-month period ended June 30, 2005, have been incorporated by reference into the Statement of Additional Information insofar as such financial statements relate to the Acquired and Acquiring Portfolios. Copies of these reports are available on request as described above.

     The performance information included in the "Financial Highlights" does not reflect fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

ACQUIRED PORTFOLIO

                    JOHN HANCOCK TRUST FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                 NET REALIZED
                                                AND UNREALIZED
                                                 GAIN (LOSS)
                       NET ASSET      NET       ON INVESTMENTS     TOTAL      DIVIDENDS
                        VALUE,     INVESTMENT    AND FOREIGN        FROM       FROM NET    DISTRIBUTIONS
YEAR OR                BEGINNING     INCOME        CURRENCY      INVESTMENT   INVESTMENT   FROM CAPITAL
PERIOD ENDED           OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME         GAINS
------------           ---------   ----------   --------------   ----------   ----------   -------------
Large Cap Growth
Trust###
 Series 1
   6/30/2005
   (Unaudited).......   $10.07       $ 0.02         $(0.39)        $(0.37)     $ (0.07)           --
   12/31/2004........     9.51         0.06           0.53           0.59        (0.03)           --
   12/31/2003........     7.61         0.03           1.89           1.92        (0.02)           --
   12/31/2002........     9.89         0.02          (2.27)         (2.25)       (0.03)           --
   12/31/2001........    12.58         0.03          (2.25)         (2.22)          --        $(0.47)
   12/31/2000........    17.23        (0.01)         (2.03)         (2.04)       (0.04)        (2.57)
 Series II
   6/30/2005
   (Unaudited).......    10.03         0.01          (0.39)         (0.38)       (0.06)           --
   12/31/2004........     9.48         0.05           0.52           0.57        (0.02)           --
   12/31/2003........     7.60         0.01           1.90           1.91        (0.03)           --
   1/28/2002* to
   12/31/2002........     9.79         0.02          (2.18)         (2.16)       (0.03)           --
 Series NAV
   4/29/2005* to
   6/30/2005
   (Unaudited).......     9.37         0.01           0.25           0.26           --            --

                                                                                               RATIO
                                                                                              EXPENSES
                                                                                             TO AVERAGE
                                            NET ASSET              NET ASSETS    RATIO OF    NET ASSETS
                                              VALUE,                 END OF      EXPENSES      AFTER
                                TOTAL         END OF     TOTAL       PERIOD     TO AVERAGE    EXPENSE
   YEAR OR PERIOD ENDED     DISTRIBUTIONS     PERIOD     RETURN     (000'S)     NET ASSETS   REDUCTIONS
   --------------------     -------------   ----------   ------    ----------   ----------   ----------
Large Cap Growth Trust###
 Series 1
   6/30/2005
   (Unaudited)............     $(0.07)        $ 9.63     (3.66%)+   $337,215        0.98%(a)***    0.98%(a)***
   12/31/2004.............      (0.03)         10.07      6.18       382,979        0.96        0.96
   12/31/2003.............      (0.02)          9.51     25.33       414,672        0.97        0.97
   12/31/2002.............      (0.03)          7.61     (22.83)     370,765        0.98        0.98
   12/31/2001.............      (0.47)          9.89     (17.81)     496,049        0.95        0.95
   12/31/2000.............      (2.61)         12.58     (14.24)     541,693        0.94        0.94
 Series II
   6/30/2005
   (Unaudited)............      (0.06)          9.59     (3.83)+      94,429        1.18(a)***    1.18(a)***
   12/31/2004.............      (0.02)         10.03      6.00        99,710        1.16        1.16
   12/31/2003.............      (0.03)          9.48     25.24        85,866        1.17        1.17
   1/28/2002* to
   12/31/2002.............      (0.03)          7.60     (22.15)+     31,496        1.18(a)     1.18(a)
 Series NAV
   4/29/2005* to 6/30/2005
   (Unaudited)............         --           9.63      2.77+      175,120        0.90(a)***    0.90(a)***

                                                              RATIO OF NET
                                                               INVESTMENT
                                                                 INCOME
                                                               (LOSS) TO     PORTFOLIO
                                                              AVERAGE NET     TURNOVER
YEAR OR PERIOD ENDED                                             ASSETS        RATE**
--------------------                                          ------------   ----------
Large Cap Growth Trust###
 Series 1
   6/30/2005 (Unaudited)....................................      0.39%(a)       73%+++
   12/31/2004...............................................      0.68           50
   12/31/2003...............................................      0.31           62
   12/31/2002...............................................      0.26           92
   12/31/2001...............................................      0.30          123
   12/31/2000...............................................     (0.01)          92
 Series II
   6/30/2005 (Unaudited)....................................      0.19(a)        73+++
   12/31/2004...............................................      0.51           50
   12/31/2003...............................................      0.12           62
   1/28/2002* to 12/31/2002.................................      0.27(a)        92
 Series NAV
   4/29/2005* to 6/30/2005 (Unaudited)......................      0.57(a)        73+++

---------------

###Net investment income has been calculated using the average shares method.

*  Commencement of operations

** Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.

+  Not Annualized

++ The portfolio turnover rate does not include the assets acquired in the merger.

***The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 0.96% and 0.96% for Series I, 1.16% and 1.16% for Series II, and 0.88% and 0.88% for Series NAV, respectively.

(a)Annualized

ACQUIRING PORTFOLIO

                    JOHN HANCOCK TRUST FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                    NET REALIZED AND
                                                    UNREALIZED GAIN
                           NET ASSET      NET          (LOSS) ON                    DIVIDENDS
                            VALUE,     INVESTMENT   INVESTMENTS AND    TOTAL FROM    FROM NET    DISTRIBUTIONS
                           BEGINNING     INCOME     FOREIGN CURRENCY   INVESTMENT   INVESTMENT       FROM
YEAR OR PERIOD ENDED       OF PERIOD     (LOSS)       TRANSACTIONS     OPERATIONS     INCOME     CAPITAL GAINS
--------------------       ---------   ----------   ----------------   ----------   ----------   -------------
Capital Appreciation
 Trust(###)
 Series 1
   6/30/2005
   (Unaudited)...........   $ 8.79           --(#)       $ 0.04          $ 0.04           --          --
   12/31/2004............     8.04       $ 0.01            0.74            0.75           --          --
   12/31/2003............     6.21        (0.01)           1.84            1.83           --          --
   12/31/2002............     8.95        (0.01)          (2.73)          (2.74)          --          --
   12/31/2001............    10.97        (0.02)          (2.00)          (2.02)          --          --
   11/1/2000(*) to
   12/31/2000............    12.50           --(#)        (1.53)          (1.53)          --          --
 Series II
   6/30/2005
   (Unaudited)...........     8.76        (0.01)           0.04            0.03           --          --
   12/31/2004............     8.02           --(#)         0.74            0.74           --          --
   12/31/2003............     6.20        (0.03)           1.85            1.82           --          --
   1/28/2002(*) to
     12/31/2002..........     8.73        (0.02)          (2.51)          (2.53)          --          --
 Series NAV
   2/28/2005(*) to
   6/30/2005
   (Unaudited)...........     8.51           --(#)         0.33            0.33       ($0.01)         --

                                                                                              RATIO
                                                                                           EXPENSES TO
                                           NET ASSET             NET ASSETS    RATIO OF    AVERAGE NET
                                            VALUE,                 END OF      EXPENSES    ASSETS AFTER
                               TOTAL        END OF     TOTAL       PERIOD     TO AVERAGE     EXPENSE
YEAR OR PERIOD ENDED       DISTRIBUTIONS    PERIOD     RETURN     (000'S)     NET ASSETS    REDUCTIONS
--------------------       -------------   ---------   ------    ----------   ----------   ------------
Capital Appreciation
 Trust(###)
 Series 1
   6/30/2005
   (Unaudited)...........         --        $ 8.83      0.46%(+)  $ 54,350       0.95%(a)      0.95%(a)
   12/31/2004............         --          8.79      9.33       128,626       0.97          0.97
   12/31/2003............         --          8.04     29.47       120,859       0.99          0.99
   12/31/2002............         --          6.21     (30.61)     100,415       1.05          1.05
   12/31/2001............         --          8.95     (18.41)      40,202       1.20          1.20
   11/1/2000(*) to
   12/31/2000............         --         10.97     (12.24)(+(b)     5,280    1.60(a)       1.40(a)
 Series II
   6/30/2005
   (Unaudited)...........         --          8.79      0.34(+)     40,132       1.15(a)       1.15(a)
   12/31/2004............         --          8.76      9.23       125,064       1.17          1.17
   12/31/2003............         --          8.02     29.35        72,208       1.19          1.19
   1/28/2002(*) to
   12/31/2002............         --          6.20     (28.98)(+)    22,698      1.25(a)       1.25(a)
 Series NAV
   2/28/2005* to
   6/30/2005
   (Unaudited)...........     ($0.01)...      8.83      3.88(+)    263,421       0.87(a)       0.87(a)

                                                              RATIO OF NET
                                                               INVESTMENT
                                                              INCOME (LOSS)   PORTFOLIO
                                                               TO AVERAGE     TURNOVER
YEAR OR PERIOD ENDED                                           NET ASSETS      RATE **
--------------------                                          -------------   ---------
Capital Appreciation Trust(###)
 Series 1
   6/30/2005 (Unaudited)....................................       0.01%(a)       28%(+)
   12/31/2004...............................................       0.15           79
   12/31/2003...............................................      (0.13)          71
   12/31/2002...............................................      (0.14)          67
   12/31/2001...............................................      (0.22)         102
   11/1/2000(*) to 12/31/2000...............................      (0.21)(a)      143
 Series II
   6/30/2005 (Unaudited)....................................      (0.14)(a)       28(+)
   12/31/2004...............................................       0.02           79
   12/31/2003...............................................      (0.35)          71
   1/28/2002(*) to 12/31/2002...............................      (0.27)(a)       67
 Series NAV
   2/28/2005* to 6/30/2005 (Unaudited)......................      (0.10)(a)       28(+)

---------------

###Net investment income has been calculated using the average shares method.

*  Commencement of operations

** Portfolio turnover rate is calculated on the basis of the fund as a whole, without distinguishing between the classes of shares issued.

+  Not Annualized

#  Amount is less than $.01 per shares.

(a)Annualized

(b)The total return would have been lower, had operating expenses not been reduced.

                               JOHN HANCOCK TRUST

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                       JOHN HANCOCK LIFE INSURANCE COMPANY
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                            VOTING INSTRUCTIONS FORM

[NAME OF INSURANCE COMPANY]
Large Cap Growth Fund

          The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company to vote all shares of John Hancock Trust (the "Trust") attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m. Eastern Time, April 25, 2006, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

          Voting pursuant to these instructions will be as specified. If no specification is made as to an item, voting will be for such item. This voting instructions form is provided for the shares of the Large Cap Growth Trust attributable to your contract values as of February 24, 2006. Please sign, date and return the voting instructions form in the enclosed postage-paid envelope.

          VOTING INSTRUCTIONS MUST BE RECEIVED BY APRIL 24, 2006, TO BE VOTED AT THE MEETING TO BE HELD ON APRIL 25, 2006.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, JOHN HANCOCK LIFE INSURANCE COMPANY AND JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK TRUST.

Date: _________, 2006

                                        PLEASE SIGN IN BOX BELOW:


                                        ----------------------------------------
                                        Signatures(s), Title(s), if applicable

          If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

  PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL: [X].
                       PLEASE DO NOT USE FINE POINT PENS.

                                   ----------

          These voting instructions, if properly executed, will be voted in the manner directed by the contract holder. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED "FOR" ALL PROPOSALS. Please refer to the Proxy Statement/Prospectus for a discussion of the proposal.

                                                         FOR   AGAINST   ABSTAIN
1. Approval of Agreement and Plan of Reorganization
providing for the combination of the Large Cap Growth
Trust into the Capital Appreciation  Trust.              [ ]     [ ]       [ ]

Any other business that may properly come before the Meeting.

          PLEASE MARK YOUR VOTING INSTRUCTIONS FORM, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               JOHN HANCOCK TRUST
                               601 Congress Street
                        Boston, Massachusetts 02210-2805



                       STATEMENT OF ADDITIONAL INFORMATION

                              DATED: MARCH 8, 2006


         This Statement of Additional Information is available to the shareholders of the Large Cap Growth Trust, a separate series of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust), in connection with the proposed reorganization providing for the combination of the Large Cap Growth Trust into the Capital Appreciation Trust, another separate series of the Trust (the "Reorganization").

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Trust's Proxy Statement/Prospectus dated March 8, 2006 for the Special Meeting of Shareholders of the Large Cap Growth Trust to be held on April 25, 2006. The Proxy Statement/Prospectus, which describes the Reorganization, may be obtained without charge by writing to the Trust at the address above or by calling the following toll free telephone number: (800) 344-1029.


                                TABLE OF CONTENTS

1. Statement of Additional Information of John Hancock Trust dated April 30, 2005 (including Supplements dated June 1, 2005, September 19, 2005, October 14, 2005 and December 14, 2005).

2. Audited Financial Statements of the Trust for the fiscal year ended December 31, 2004, relating to the Large Cap Growth Trust and the Capital Appreciation Trust.

3. Unaudited Financial Statements of the Trust for the six-month period ended June 30, 2005, relating to the Large Cap Growth Trust and the Capital Appreciation Trust.

4. Pro Forma Financial Information for the combination of the Large Cap Growth Trust into the Capital Appreciation Trust.


                      INFORMATION INCORPORATED BY REFERENCE

         This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) as filed with the Securities and Exchange Commission (SEC") (File No. 2-94157);

1. Statement of Additional Information of John Hancock Trust dated April 30, 2005 (including Supplements dated May 10, 2005, June 1, 2005, September 19, 2005, October 14, 2005 and December 14, 2005).

         The Statement of Additional Information and Supplements thereto are incorporated by reference to the filings thereof with the SEC pursuant to Rule 497 under the Securities Act of 1933 on, respectively, May 10, 2005, June 1, 2005, September 19, 2005, October 14, 2005 and December 14, 2005.

2. Audited Financial Statements of the Trust for the fiscal year ended December 31, 2004, relating to the Large Cap Growth Trust and the Capital Appreciation Trust.

         The audited financial statements of the Trust for the fiscal year ended December 31, 2004, including the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated by reference to the Trust's Annual Report to Shareholders dated December 31, 2004 filed with the SEC on Form N-CSR on March 10, 2005, insofar as such financial statements and report relate to the Large Cap Growth Trust and the Capital Appreciation Trust.

3. Unaudited Financial Statements of the Trust for the six-month period ended June 30, 2005, relating to the Large Cap Growth Trust and the Capital Appreciation Trust.

         The unaudited financial statements of the Trust for the six-month period ended June 30, 2005 are incorporated by reference to the Trust's Semi-Annual Report to Shareholders dated June 30, 2005 filed with the SEC on Form N-CSRS on September 8, 2005, insofar as such financial statements relate to the Large Cap Growth Trust and the Capital Appreciation Trust.

                         PRO FORMA FINANCIAL INFORMATION

         The unaudited pro forma information set forth below for the period ended June 30, 2005 is intended to present ratios and supplemental data as if the merger of the Acquired Portfolio into the Acquiring Portfolio (the "Portfolios") had been consummated at December 31, 2004. The unaudited pro forma information set forth below for the year ended December 31, 2004 is intended to present ratios and supplemental data as if the merger of the Acquired Portfolio into the Acquiring Portfolio had been consummated at December 31, 2003. Each of the Portfolios has three classes of shares: Series I, Series II and NAV.

         The Portfolios have the same investment adviser, custodian, and distributor. Each of such service providers has entered into an agreement with the Trust which governs the provision of services to the Portfolios. Such agreements contain the same terms with respect to each Portfolio except for a difference in the investment adviser fees charged by the Portfolios' investment manager. The Acquired Portfolio pays an adviser fee rate at an annual rate equal to 0.85% of the first $750 million in average net assets and 0.80% of the excess; the Acquiring Portfolio pays an adviser fee at an annual rate equal to 0.85% of the first $300 million in average net assets and 0.80% of the excess. Effective May 1, 2005, both Portfolios had an increase of 0.10% in adviser fees offset with a corresponding decrease of 0.10% in distribution fees. On a pro forma basis for the period ended June 30, 2005, the proposed reorganization would result in an increase of $115,108 in the adviser fees charged, and a decrease of $206,832 in the distribution fees charged with respect to the combined assets of the Portfolios. Similarly, on a pro forma basis for the year ended December 31, 2004, the proposed reorganization would result in an increase of $497,655 in the adviser fees charged, and a decrease of $695,312 in the distribution fees charged with respect to the combined assets of the Portfolios. The proposed reorganization would also result in a decrease in other operating expenses (including custodian fees and audit fees) of $83,996 and $169,712 on a pro forma basis for the period ended June 30, 2005 and for the year ended December 31, 2004, respectively. These pro forma adjustments are reflected in the information presented below.

         Both the Acquired Portfolio and Acquiring Portfolio will bear the costs of the reorganizations, including costs of solicitation, subject to certain limited exceptions. The estimated cost for the proposal is expected to total $168,000 and will include proxy processing, printing, mailing, legal, and audit fees and expenses.

         None of the securities held by the Acquired Portfolio will have to be sold in connection with the merger for the purpose of complying with the investment policies or limitations of the Acquiring Portfolio. The merger is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Portfolio or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Portfolio's shares received by the shareholders of the Acquired Portfolio will be the same as the aggregate tax basis the shareholders of the Acquired Portfolio held in their shares of the Acquired Portfolio immediately before the merger. At December 31, 2004, Large Cap Growth Trust and Capital Appreciation Trust had total capital loss carryforwards of $203,855,066 and $7,341,790, respectively; of these amounts, $203,855,066 and $7,341,790, respectively, will be available to offset future capital gains, if any, in the Acquiring Portfolio.

                 FOR THE PERIOD ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                       CAPITAL
                                                                  CAPITAL              APPRECIATION
                                                LARGE CAP         APPRECIATION         TRUST
                                               GROWTH TRUST       TRUST                PRO FORMA COMBINED
                                             ---------------      ---------------      ------------------
NET ASSETS, END OF PERIOD
  (000'S) ..............................     $       606,765      $       357,903      $       964,668

OPERATING EXPENSES
SERIES I ...............................                0.98%                0.95%                0.92%
SERIES II ..............................                1.18%                1.15%                1.12%
NAV SERIES .............................                0.90%                0.87%                0.87%

ADVISER FEES ...........................                0.79%                0.79%                0.82%

(A) LARGE CAP GROWTH TRUST NAV SERIES FOR THE PERIOD 4/29/05 TO 6/30/05 CAPITAL APPRECIATION TRUST NAV SERIES FOR THE PERIOD 2/28/05 TO 6/30/05



                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                       CAPITAL
                                                                  CAPITAL              APPRECIATION
                                             LARGE CAP            APPRECIATION         TRUST
                                             GROWTH TRUST         TRUST                PRO FORMA COMBINED
                                                                                       (UNAUDITED)
                                             ---------------      ---------------      ---------------
NET ASSETS, END OF PERIOD
  (000'S) ..............................     $       482,689      $       253,909      $       736,598

OPERATING EXPENSES
SERIES I ...............................                0.96%                0.97%                0.91%
SERIES II ..............................                1.16%                1.17%                1.11%
SERIES III .............................                 N/A                 1.32%                1.26%

ADVISER FEES ...........................                0.75%                0.75%                0.82%